                                                    Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2020

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 51.2 million square feet and 196 properties, including seven properties under construction/redevelopment, and consists of 177 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned eight consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current expectations of future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions and restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; whether new or existing actions/or measures continue to result in increasing unemployment that impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19; and the extent of construction delays on our development/redevelopment projects due to work-stoppage orders or disruptions in the supply of materials which could result in our failure to meet the development milestones set forth in any applicable lease agreement, delay the commencement or completion of construction and our anticipated lease-up plans for a development/redevelopment project or our overall development pipeline that may cause returns on investment to be less than projected, and/or increase the costs of construction of new or existing projects. In addition to the risks specific to COVID-19, other factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 55.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Sara Buda
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	sbuda@bxp.com
(f) 617.236.3311		(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of Hub50House, Boston, MA which was placed in-service in Q3 2020.)

Q3 2020
Table of contents

Q3 2020
Company profile

SNAPSHOT

(as of September 30, 2020)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	196
Total Square Feet (includes unconsolidated joint ventures)	51.2 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	173.1 million
Closing Price, at the end of the quarter	$80.30 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	4.9%
Consolidated Market Capitalization [1]	$27.1 billion
BXP’s Share of Market Capitalization [1,2]	$27.1 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make new investments at opportune points in time; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of the Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan
Karen E. Dykstra		Peter D. Johnston	Executive Vice President, Washington, DC Region
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins		Robert E. Pester	Executive Vice President, San Francisco Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
David A. Twardock	Chair of Audit Committee	Donna D. Garesche	Senior Vice President and Chief Human Resources Officer
William H. Walton, III
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
		James J. Whalen	Senior Vice President and Chief Information & Technology Officer

____________________
1For additional detail, see page 28.
2For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2020
COVID-19 Impact

Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. Set forth below are the details related to the effects of the COVID-19 pandemic to the Company’s operations for the three months ended September 30, 2020.
(unaudited and dollars in thousands)
For the third quarter of 2020, Revenue was $693,268 and Net income attributable to Boston Properties, Inc. common shareholders was $89,854. For the third quarter of 2019, Revenue was $743,553 and Net income attributable to Boston Properties, Inc. common shareholders was $107,771.

BXP’s Share of Revenue1 for the third quarter of 2020 was $664,711, marking a decrease of $39,460 from $704,171 for Q3 2019. Included in BXP’s Share for Q3 2020 is an aggregate of $33,223 of primarily COVID-19 related decreases consisting of:
•$5,931 of write-offs associated with accrued rent (all of which was included within straight-line rent)2,
•$3,790 of write-offs associated with accounts receivable2,,
•$10,578 decrease in parking and other revenue2,, and
•$12,924 decrease due to the closure of our only hotel (which re-opened on October 2, 2020).

Funds from Operations (“FFO”) attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)1, 3 for Q3 2020 was $270,675, marking a decrease of $11,896 from $282,571 for Q3 2019. Included in Q3 2020 is an aggregate of $27,644 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$5,931 of write-offs associated with accrued rent (all of which was included within straight-line rent)2,,
•$3,790 of write-offs associated with accounts receivable2,,
•$10,578 decrease in parking and other revenue2,, and
•$7,345 decrease in NOI due to the closure of our only hotel (which re-opened on October 2, 2020.)

BXP’s Share of Same Property NOI (excluding termination income)1, 4 was $377,504, marking a decrease of $37,030 from Q3 2019. Included in Q3 2020 is an aggregate of $27,472 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$5,931 of write-offs associated with accrued rent (all of which was included within straight-line rent)2,,
•$3,790 of write-offs associated with accounts receivable2,,
•$10,406 decrease in parking and other revenue2,, and
•$7,345 decrease in NOI due to the closure of our only hotel (which re-opened on October 2, 2020).

BXP’s Share of Same Property NOI (excluding termination income) - cash1, 4 was $343,757, marking a decrease of $48,916 from Q3 2019. Included in Q3 2020 is an aggregate of $38,369 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$16,828 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals2,
•$3,790 of write-offs associated with accounts receivable2,,
•$10,406 decrease in parking and other revenue2,, and
•$7,345 decrease in NOI due to the closure of our only hotel (which re-opened on October 2, 2020).

Funds Available for Distribution (“FAD”)1, 5 was $153,481 for Q3 2020, a decrease of $38,439 from $191,920 for Q3 2019. The distributions to common shareholders and unitholders (excluding any special distributions) were $169,701 for Q3 2020. Included in Q3 2020 is an aggregate of $39,927 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$18,214 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals2,
•$3,790 of write-offs associated with accounts receivable2,,
•$10,578 decrease in parking and other revenue2,, and
•$7,345 decrease in NOI due to the closure of our only hotel (which re-opened on October 2, 2020).
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For additional information, see page 59.
3For quantitative reconciliations of FFO for the three months ended September 30, 2020 and September 30, 2019, see pages 6 and 66, respectively.
4For a quantitative reconciliation for the three months ended September 30, 2020, see page 11.
5For quantitative reconciliations of FAD for the three months ended September 30, 2020 and September 30, 2019, see pages 7 and 67, respectively.

Q3 2020
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-20	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$266,525
Net income attributable to Boston Properties, Inc. per share - diluted	$0.58	$1.71
FFO attributable to Boston Properties, Inc. common shareholders [1]	$243,978	$236,908
Diluted FFO per share [1]	$1.57	$1.52
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$153,481	$153,660

Selected items:
Revenue	$693,268	$654,773
Recoveries from tenants	$105,682	$98,393
Service income from tenants	$967	$1,115
BXP’s Share of revenue [3]	$664,711	$638,485
BXP’s Share of straight-line rent [3]	$40,478	$22,747
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent) [3]	$(5,931)	$(26,325)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue) [3]	$(3,790)	$(14,707)
BXP’s Share of fair value lease revenue [3,4]	$979	$2,548
BXP’s Share of termination income [3]	$2,850	$2,988
Ground rent expense	$3,455	$3,468
Capitalized interest	$13,463	$13,717
Capitalized wages	$3,409	$3,401
(Loss) income from unconsolidated joint ventures	$(6,873)	$1,832
BXP’s share of FFO from unconsolidated joint ventures [5]	$13,540	$16,898
Net income (loss) attributable to noncontrolling interests in property partnerships	$15,561	$(767)
FFO attributable to noncontrolling interests in property partnerships [6]	$31,394	$21,713

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$5,640	$6,927
Below-market rents (included within Other Liabilities)	$29,272	$31,277
Accrued rental income liability (included within Other Liabilities)	$125,442	$125,887

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	3.34	3.53
Interest Coverage Ratio (including capitalized interest) [7]	2.97	3.11
Fixed Charge Coverage Ratio [7]	2.47	2.68
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [8]	7.32	7.38
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	(8.9)%	(10.8)%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	(12.5)%	(10.1)%
FAD Payout Ratio [2]	110.57%	110.44%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.2%	62.8%
Occupancy of In-Service Properties	91.1%	92.0%

Capitalization:
Consolidated Debt	$13,048,161	$13,048,579
BXP’s Share of Debt [10]	$12,966,235	$12,918,703
Consolidated Market Capitalization	$27,147,609	$28,892,634
Consolidated Debt/Consolidated Market Capitalization	48.06%	45.16%
BXP’s Share of Market Capitalization [10]	$27,065,683	$28,762,758
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	47.91%	44.91%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended September 30, 2020, see page 37.
6For a quantitative reconciliation for the three months ended September 30, 2020, see page 34.
7For a quantitative reconciliation for the three months ended September 30, 2020 and June 30, 2020, see page 32.
8For a quantitative reconciliation for the three months ended September 30, 2020 and June 30, 2020, see page 31.
9For a quantitative reconciliation for the three months ended September 30, 2020, see page 11.
10For a quantitative reconciliation for September 30, 2020, see page 28.

Q3 2020
Consolidated Balance Sheets

(unaudited and in thousands)

	30-Sep-20	30-Jun-20
ASSETS
Real estate	21,554,453	$21,267,915
Construction in progress	769,846	893,935
Land held for future development	446,392	414,053
Right of use assets - finance leases	237,382	237,394
Right of use assets - operating leases	146,973	147,512
Less accumulated depreciation	(5,413,709)	(5,292,389)
Total real estate	17,741,337	17,668,420
Cash and cash equivalents	1,714,783	1,691,047
Cash held in escrows	50,006	300,608
Investments in securities	34,934	32,848
Tenant and other receivables, net	76,330	82,545
Related party note receivable, net	77,592	78,520
Notes receivable, net	25,304	25,480
Accrued rental income, net	1,111,078	1,069,004
Deferred charges, net	644,036	655,813
Prepaid expenses and other assets	106,524	56,768
Investments in unconsolidated joint ventures	1,377,291	1,339,724
Total assets	$22,959,215	$23,000,777

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,912,494	$2,915,852
Unsecured senior notes, net	9,636,397	9,633,577
Unsecured line of credit	—	—
Unsecured term loan, net	499,270	499,150
Lease liabilities- finance leases	233,288	230,146
Lease liabilities - operating leases	201,337	200,979
Accounts payable and accrued expenses	345,959	328,292
Dividends and distributions payable	171,070	171,077
Accrued interest payable	88,826	95,274
Other liabilities	369,932	373,281
Total liabilities	14,458,573	14,447,628

Commitments and contingencies	—	—

Redeemable deferred stock units	5,604	6,003
Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at September 30, 2020 and June 30, 2020	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 155,715,200 and 155,701,186 issued and 155,636,300 and 155,622,286 outstanding at September 30, 2020 and June 30, 2020, respectively	1,556	1,556
Additional paid-in capital	6,348,076	6,340,665
Dividends in excess of earnings	(364,720)	(302,511)
Treasury common stock at cost, 78,900 shares at September 30, 2020 and June 30, 2020	(2,722)	(2,722)
Accumulated other comprehensive loss	(52,622)	(54,921)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,129,568	6,182,067

Noncontrolling interests:
Common units of the Operating Partnership	634,796	640,491
Property partnerships	1,730,674	1,724,588
Total equity	8,495,038	8,547,146

Total liabilities and equity	$22,959,215	$23,000,777

Q3 2020
Consolidated Income Statements [1]

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-20	30-Jun-20
Revenue
Lease	$666,674	$630,119
Parking and other	16,327	13,946
Hotel revenue	90	99
Development and management services	7,281	8,125
Direct reimbursements of payroll and related costs from management services contracts	2,896	2,484
Total revenue	693,268	654,773
Expenses
Operating	120,833	109,448
Real estate taxes	137,222	130,415
Demolition costs	206	(76)
Hotel operating	3,164	1,973
General and administrative [2]	27,862	37,743
Payroll and related costs from management services contracts	2,896	2,484
Transaction costs	307	332
Depreciation and amortization	166,456	178,188
Total expenses	458,946	460,507
Other income (expense)
(Loss) income from unconsolidated joint ventures	(6,873)	1,832
(Losses) gains on sales of real estate	(209)	203,767
Gains from investments in securities [2]	1,858	4,552
Interest and other income (loss)	(45)	1,305
Interest expense	(110,993)	(107,142)
Net income	118,060	298,580
Net income (loss) attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(15,561)	767
Noncontrolling interest - common units of the Operating Partnership [3]	(10,020)	(30,197)
Net income attributable to Boston Properties, Inc.	92,479	269,150
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$266,525

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.58	$1.71
Net income attributable to Boston Properties, Inc. per share - diluted	$0.58	$1.71

_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional detail, see page 59.
2General and administrative expense includes $1.9 million and $4.6 million and Gains from investments in securities include $1.9 million and $4.6 million for the three months ended September 30, 2020 and June 30, 2020, respectively, related to the Company’s deferred compensation plan.
3For additional detail, see page 6.

Q3 2020
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-20	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$266,525
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	10,020	30,197
Noncontrolling interests in property partnerships	15,561	(767)
Net income	118,060	298,580
Add:
Depreciation and amortization expense	166,456	178,188
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(15,833)	(22,480)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	20,413	21,012
Corporate-related depreciation and amortization	(444)	(486)
Less:
Gain on sale of real estate included within (loss) income from unconsolidated joint ventures	—	5,946
(Losses) gains on sales of real estate	(209)	203,767
Noncontrolling interests in property partnerships	15,561	(767)
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO) [4]	270,675	263,243
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	26,697	26,335
FFO attributable to Boston Properties, Inc. common shareholders	$243,978	$236,908

Boston Properties, Inc.’s percentage share of Basic FFO	90.14%	90.00%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.86%	10.00%
Basic FFO per share	$1.57	$1.52
Weighted average shares outstanding - basic	155,645	155,386
Diluted FFO per share	$1.57	$1.52
Weighted average shares outstanding - diluted	155,670	155,407

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-20	30-Jun-20
Basic FFO	$270,675	$263,243
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	270,675	263,243
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	26,693	26,331
Boston Properties, Inc.’s share of Diluted FFO	$243,982	$236,912

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-20	30-Jun-20
Shares/units for Basic FFO	172,677	172,659
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	25	21
Shares/units for Diluted FFO	172,702	172,680
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,032	17,273
Boston Properties, Inc.’s share of shares/units for Diluted FFO	155,670	155,407

Boston Properties, Inc.’s percentage share of Diluted FFO	90.14%	90.00%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended September 30, 2020, see page 34.
3For a quantitative reconciliation for the three months ended September 30, 2020, see page 37.
4Basic FFO for Q3 2020 decreased by $11,896 from $282,571 for Q3 2019. For a reconciliation of Basic FFO to Net income attributable to Boston Properties, Inc. common shareholders for Q3 2019, see page 66. Included in the Q3 2020 amounts are BXP’s Share of: $5,931 of write-offs associated with accrued rent (all of which was included within straight-line rent), $3,790 of write-offs associated with accounts receivable, a $10,578 decrease in parking and other revenue and a $7,345 decrease in NOI due to the closure of our only hotel. These items decreased Q3 2020 Basic FFO by $27,644. For additional information, see page 59.

Q3 2020
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	30-Sep-20	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$266,525
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	10,020	30,197
Noncontrolling interests in property partnerships	15,561	(767)
Net income	118,060	298,580
Add:
Depreciation and amortization expense	166,456	178,188
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(15,833)	(22,480)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	20,413	21,012
Corporate-related depreciation and amortization	(444)	(486)
Less:
Gain on sale of real estate included within (loss) income from unconsolidated joint ventures	—	5,946
(Losses) gains on sales of real estate	(209)	203,767
Noncontrolling interests in property partnerships	15,561	(767)
Preferred dividends	2,625	2,625
Basic FFO	270,675	263,243
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	2,965	1,309
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	940	992
Stock-based compensation	8,253	10,374
Non-real estate depreciation	444	486
Unearned portion of capitalized fees from consolidated joint ventures [6]	660	411
Less:
BXP’s Share of straight-line rent [1]	40,478	22,747
BXP’s Share of fair value lease revenue [1,7]	979	2,548
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	828	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	67,826	83,024
BXP’s Share of maintenance capital expenditures [1,8]	21,722	16,246
Hotel improvements, equipment upgrades and replacements	69	36
Funds available for distribution to common shareholders and common unitholders (FAD) [9] (A)	$153,481	$153,660

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$169,701	$169,701

FAD Payout Ratio[1] (B÷A)	110.57%	110.44%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended September 30, 2020, see page 34.
3For a quantitative reconciliation for the three months ended September 30, 2020, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 61 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.
9FAD for Q3 2020 decreased by $38,439 from $191,920 for Q3 2019. For a reconciliation of FAD to Net income attributable to Boston Properties, Inc. common shareholders for Q3 2019, see page 67. Included in the Q3 2020 amounts are BXP’s Share of: $3,790 of write-offs associated with accounts receivable, a $18,214 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals, a $10,578 decrease in parking and other revenue and a $7,345 decrease in NOI due to the closure of our only hotel. These items decreased Q3 2020 FAD by $39,927. For additional information, see page 59.

Q3 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	30-Sep-20	30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$107,771
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	92,479	110,396
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	10,020	12,504
Noncontrolling interest in property partnerships	15,561	18,470
Net income	118,060	141,370
Add:
Interest expense	110,993	106,471
Loss from early extinguishments of debt	—	28,010
Depreciation and amortization expense	166,456	165,862
Transaction costs	307	538
Payroll and related costs from management services contracts	2,896	2,429
General and administrative expense	27,862	31,147
Less:
Interest and other income (loss)	(45)	7,178
Gains from investments in securities	1,858	106
Losses on sales of real estate	(209)	(15)
Loss from unconsolidated joint ventures	(6,873)	(649)
Direct reimbursements of payroll and related costs from management services contracts	2,896	2,429
Development and management services revenue	7,281	10,303
Net Operating Income (NOI)	421,666	456,475
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	24,938	23,065
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	42,160	46,249
BXP’s Share of NOI	404,444	433,291
Less:
Termination income	3,406	1,960
BXP’s share of termination income from unconsolidated joint ventures [1]	—	—
Add:
Partners’ share of termination income from consolidated joint ventures [2]	556	—
BXP’s Share of NOI (excluding termination income)	$401,594	$431,331

Net Operating Income (NOI)	$421,666	$456,475
Less:
Termination income	3,406	1,960
NOI from non Same Properties (excluding termination income) [3]	17,288	16,155
Same Property NOI (excluding termination income)	400,972	438,360
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	41,604	46,249
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	(70)	191
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	24,938	23,065
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	6,732	833
BXP’s Share of Same Property NOI (excluding termination income)	$377,504	$414,534
_____________
1For a quantitative reconciliation for the three months ended September 30, 2020, see page 64.
2For a quantitative reconciliation for the three months ended September 30, 2020, see pages 61-62.
3Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2020 and therefore are no longer a part of the Company’s property portfolio.

Q3 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	30-Sep-20	30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$107,771
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	92,479	110,396
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	10,020	12,504
Noncontrolling interest in property partnerships	15,561	18,470
Net income	118,060	141,370
Add:
Interest expense	110,993	106,471
Loss from early extinguishments of debt	—	28,010
Depreciation and amortization expense	166,456	165,862
Transaction costs	307	538
Payroll and related costs from management services contracts	2,896	2,429
General and administrative expense	27,862	31,147
Less:
Interest and other income (loss)	(45)	7,178
Gains from investments in securities	1,858	106
Losses on sales of real estate	(209)	(15)
Loss from unconsolidated joint ventures	(6,873)	(649)
Direct reimbursements of payroll and related costs from management services contracts	2,896	2,429
Development and management services revenue	7,281	10,303
Net Operating Income (NOI)	421,666	456,475
Less:
Straight-line rent	46,713	(16,803)
Straight-line rent from deferred revenue [1]	—	36,926
Fair value lease revenue	(662)	4,961
Termination income	3,406	1,960
Add:
Straight-line ground rent expense adjustment [2]	799	843
Lease transaction costs that qualify as rent inducements [3]	3,966	2,140
NOI - cash (excluding termination income)	376,974	432,414
Less:
NOI - cash from non Same Properties (excluding termination income) [4]	15,709	16,576
Same Property NOI - cash (excluding termination income)	361,265	415,838
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [5]	35,318	42,930
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	(64)	263
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [6]	22,288	20,012
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [4]	4,414	510
BXP’s Share of Same Property NOI - cash (excluding termination income)	$343,757	$392,673
_____________
1Represents the straight-line impact related to deferred revenue from a tenant. The tenant paid for improvements to a long-lived asset of the Company resulting in deferred revenue for the period until the asset was substantially complete, which occurred in the third quarter 2019.
2In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $98 and $176 for the three months ended September 30, 2020 and 2019, respectively. As of September 30, 2020, the Company has remaining lease payments aggregating approximately $25.9 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
4Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2020 and therefore are no longer a part of the Company’s property portfolio.

Q3 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash (continued)

5For a quantitative reconciliation for the three months ended September 30, 2020, see page 62.
6For a quantitative reconciliation for the three months ended September 30, 2020, see page 64.

Q3 2020
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential [2]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-20	30-Sep-19	Change	Change	30-Sep-20	30-Sep-19	Change	Change
Rental Revenue [3]	$647,318	$680,356			$9,784	$23,010
Less: Termination income	2,715	1,698			691	—
Rental revenue (excluding termination income) [3]	644,603	678,658	$(34,055)	(5.0)%	9,093	23,010	$(13,917)	(60.5)%
Less: Operating expenses and real estate taxes	245,346	250,554	(5,208)	(2.1)%	7,378	12,754	(5,376)	(42.2)%
NOI (excluding termination income) 3, [4]	$399,257	$428,104	$(28,847)	(6.7)%	$1,715	$10,256	$(8,541)	(83.3)%

Rental revenue (excluding termination income) [3]	$644,603	$678,658	$(34,055)	(5.0)%	$9,093	$23,010	$(13,917)	(60.5)%
Less: Straight-line rent and fair value lease revenue [5]	44,312	25,182	19,130	76.0%	153	59	94	159.3%
Add: Lease transaction costs that qualify as rent inducements [6]	3,959	1,876	2,083	111.0%	—	—	—	—%
Subtotal	604,250	655,352	(51,102)	(7.8)%	8,940	22,951	(14,011)	(61.0)%
Less: Operating expenses and real estate taxes	245,346	250,554	(5,208)	(2.1)%	7,378	12,754	(5,376)	(42.2)%
Add: Straight-line ground rent expense [7]	799	843	(44)	(5.2)%	—	—	—	—%
NOI - cash (excluding termination income) 3, [4,5]	$359,703	$405,641	$(45,938)	(11.3)%	$1,562	$10,197	$(8,635)	(84.7)%

	Consolidated Total [1,8] (A)				BXP’s share of Unconsolidated Joint Ventures [8] (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-20	30-Sep-19	Change	Change	30-Sep-20	30-Sep-19	Change	Change
Rental Revenue [3]	$657,102	$703,366			$30,566	$35,126
Less: Termination income	3,406	1,698			—	—
Rental revenue (excluding termination income) [3]	653,696	701,668	$(47,972)	(6.8)%	30,566	35,126	$(4,560)	(13.0)%
Less: Operating expenses and real estate taxes	252,724	263,308	(10,584)	(4.0)%	12,360	12,894	(534)	(4.1)%
NOI (excluding termination income) 3, [4]	$400,972	$438,360	$(37,388)	(8.5)%	$18,206	$22,232	$(4,026)	(18.1)%

Rental revenue (excluding termination income) [3]	$653,696	$701,668	$(47,972)	(6.8)%	$30,566	$35,126	$(4,560)	(13.0)%
Less: Straight-line rent and fair value lease revenue [5]	44,465	25,241	19,224	76.2%	542	2,906	(2,364)	(81.3)%
Add: Lease transaction costs that qualify as rent inducements [6]	3,959	1,876	2,083	111.0%	210	176	34	19.3%
Subtotal	$613,190	$678,303	(65,113)	(9.6)%	30,234	32,396	(2,162)	(6.7)%
Less: Operating expenses and real estate taxes	252,724	263,308	(10,584)	(4.0)%	12,360	12,894	(534)	(4.1)%
Add: Straight-line ground rent expense [7]	799	843	(44)	(5.2)%	—	—	—	—%
NOI - cash (excluding termination income) 3, [4,5]	$361,265	$415,838	$(54,573)	(13.1)%	$17,874	$19,502	$(1,628)	(8.3)%

	Partners’ share of Consolidated Joint Ventures [8] (C)				BXP’s Share [3,8,9,10,11]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-20	30-Sep-19	Change	Change	30-Sep-20	30-Sep-19	Change	Change
Rental Revenue [3]	$71,395	$75,286			$616,273	$663,206
Less: Termination income	556	—			2,850	1,698
Rental revenue (excluding termination income) [3]	70,839	75,286	$(4,447)	(5.9)%	613,423	661,508	$(48,085)	(7.3)%
Less: Operating expenses and real estate taxes	29,165	29,228	(63)	(0.2)%	235,919	246,974	(11,055)	(4.5)%
NOI (excluding termination income) 3, [4]	$41,674	$46,058	$(4,384)	(9.5)%	$377,504	$414,534	$(37,030)	(8.9)%

Rental revenue (excluding termination income) [3]	$70,839	$75,286	$(4,447)	(5.9)%	$613,423	$661,508	$(48,085)	(7.3)%
Less: Straight-line rent and fair value lease revenue [5]	7,165	3,672	3,493	95.1%	37,842	24,475	13,367	54.6%
Add: Lease transaction costs that qualify as rent inducements [6]	873	281	592	210.7%	3,296	1,771	1,525	86.1%
Subtotal	64,547	71,895	(7,348)	(10.2)%	578,877	638,804	(59,927)	(9.4)%
Less: Operating expenses and real estate taxes	29,165	29,228	(63)	(0.2)%	235,919	246,974	(11,055)	(4.5)%
Add: Straight-line ground rent expense [7]	—	—	—	—%	799	843	(44)	(5.2)%
NOI - cash (excluding termination income) 3, [4,5]	$35,382	$42,667	$(7,285)	(17.1)%	$343,757	$392,673	$(48,916)	(12.5)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and did not re-open until October 2, 2020.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
5For the three months ended September 30, 2019, excludes the straight-line impact of approximately $(36.9) million for Office and Consolidated Total, $(14.7) million for Partners’ share of Consolidated Joint Ventures and $(22.2) million for BXP’s Share in connection with the deferred revenue received from a tenant. For additional information, see page 9.

Q3 2020
Same property net operating income (NOI) by reportable segment (continued)

6Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
7Excludes the straight-line impact of approximately $98 and $176 for the three months ended September 30, 2020 and 2019, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 9.
8For the three months ended September 30, 2020, includes write-offs associated with accounts receivable of approximately $3,373 for Consolidated Total, $120 for Partners’ share of Consolidated Joint Ventures, $537 for BXP’s share of Unconsolidated Joint Ventures and $3,790 for BXP’s Share, primarily related to COVID-19. For the three months ended September 30, 2020, includes write-offs associated with straight-line rent of approximately $4,098 for Consolidated Total, $86 for Partners’ share of Consolidated Joint Ventures, $1,919 for BXP’s share of Unconsolidated Joint Ventures and $5,931 for BXP’s Share, primarily related to COVID-19. For additional information, see page 59.
9BXP’s Share equals (A) + (B) - (C).
10BXP’s Share of Same Store NOI (excluding termination income) was $37,030 less, compared to Q3 2019. Included in the Q3 2020 comparison are BXP’s Share of $5,931 of write-offs associated with accrued rent (all of which was included within straight-line rent), $3,790 of write-offs associated with accounts receivable, $10,406 decrease in parking and other revenue and a $7,345 decrease in NOI due to the closure of our only hotel. These items decreased BXP’s Share of Same Store NOI (excluding termination income) by $27,472. For additional information, see page 59.
11BXP’s Share of Same Store NOI-cash (excluding termination income) was $48,916 less, compared to Q3 2019. Included in the Q3 2020 comparison are BXP’s Share of $3,790 of write-offs associated with accounts receivable, $16,828 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals, $10,406 decrease in parking and other revenue and a $7,345 decrease in NOI due to the closure of our only hotel. These items decreased BXP’s Share of Same Store NOI-cash (excluding termination income) by $38,369. For additional information, see page 59.

Q3 2020
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-20	30-Jun-20
Maintenance capital expenditures	$22,003	$15,461
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	(121)	98
Hotel improvements, equipment upgrades and replacements	69	36
Subtotal	21,951	15,595
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	178	876
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,793	3,034
BXP’s share of repositioning capital expenditures from unconsolidated JVs	(203)	655
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	459	91
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	(77)	30
BXP’s Share of Capital Expenditures [1]	$23,337	$20,039

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Sep-20	30-Jun-20
Square feet	1,188,471	1,278,458
Tenant improvements and lease commissions PSF	$66.57	$102.33

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of unconsolidated joint ventures.

Q3 2020
Acquisitions and dispositions

For the period from January 1, 2020 through September 30, 2020
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)

681, 685 and 701 Gateway (50% nominal ownership interest) [1]	South San Francisco, CA	January 28, 2020	312,828	$280,751	$—	$280,751	100.0%
Platform 16 (55% ownership interest) [2]	San Jose, CA	February 20, 2020	N/A	74,113	—	74,113	N/A
Fourth + Harrison	San Francisco, CA	June 26, 2020	N/A	140,147	—	140,147	N/A
Beach Cities Media Center (50% ownership interest)	El Segundo, CA	July 23, 2020	N/A	21,226	—	21,226	N/A
759 Harrison Street (undivided 50% ownership interest)	San Francisco, CA	July 31, 2020	N/A	2,250	—	2,250	N/A
Total Acquisitions			312,828	$518,487	$—	$518,487	100.0%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [5]

601, 611 and 651 Gateway (50% ownership interest) [1]	South San Francisco, CA	January 28, 2020	768,236	$350,000	$—	$217,744
New Dominion Technology Park	Herndon, VA	February 20, 2020	492,601	256,000	253,971	192,297
Annapolis Junction Building Eight and two land parcels (50% ownership interest) [3]	Annapolis, MD	June 25, 2020	125,685	47,000	22,899	5,833
Capital Gallery [4]	Washington, DC	June 25, 2020	455,000	253,675	246,615	203,557
Total Dispositions			1,841,522	$906,675	$523,485	$619,431

________________
1On January 28, 2020, the Company entered into a joint venture with a third party to own, operate and develop properties at its Gateway Commons complex located in South San Francisco, California. The Company contributed its 601, 611 and 651 Gateway properties and development rights with an agreed upon value aggregating approximately $350.0 million for its 50% interest in the joint venture. The partner contributed three properties and development rights with an agreed upon value aggregating approximately $280.8 million at closing and will contribute cash totaling approximately $69.2 million in the future for its 50% ownership interest in the joint venture. As a result of the partner’s deferred contribution, the Company has an initial approximately 55% interest in the joint venture. The Company recognized a gain on the retained and sold interest in the real estate contributed to the joint venture totaling approximately $217.7 million during the three months ended March 31, 2020, as the fair value of the real estate exceeded its carrying value.
2On February 20, 2020, a joint venture in which the Company has a 55% interest acquired the land underlying the ground lease at its Platform 16 project located in San Jose, California for a purchase price totaling approximately $134.8 million. The joint venture had previously made a deposit totaling $15.0 million, which deposit was credited against the purchase price. Platform 16 consists of a parcel of land totaling approximately 5.6 acres that is expected to support the development of approximately 1.1 million square feet of commercial office space.
3Net cash proceeds totaled approximately $45.8 million, of which the Company’s share was approximately $22.9 million. The joint venture distributed approximately $36.8 million, of which the Company’s share totaled approximately $18.4 million, of available cash and the net proceeds from the sale after the pay down of the mortgage loan. The Company’s share of the gain on sale of real estate totaling approximately $5.8 million is included in Income from Unconsolidated Joint Ventures in the Company’s Consolidated Statements of Operations.
4On June 25, 2020, the Company sold a portion of its Capital Gallery property located in Washington, DC for a gross sale price of approximately $253.7 million. The portion sold was comprised of approximately 455,000 net rentable square feet of commercial office space. The Company continues to own the land, underground parking garage and remaining commercial office and retail space containing approximately 176,000 net rentable square feet at the property.
5Excludes approximately $0.2 million of gains on sales of real estate recognized during the nine months ended September 30, 2020 related to gain amounts from sales of real estate occurring in the prior year.

Q3 2020
Construction in progress

as of September 30, 2020
(dollars in thousands)

CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]			Amount Drawn at 9/30/2020	Estimated Future Equity Requirement [2]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location
Office and Retail
Dock 72 (50% ownership)	Q4 2019	Q2 2022	Brooklyn, NY	670,000	$209,795	$243,150	$125,000		$98,206	$6,561	33%	34%	$635
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	148,585	418,400	—			269,815	90%	—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	632,000	167,620	267,300	200,000	—	90,274	—	94%	—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	734,000	134,843	198,900	127,500		66,361	2,918	100%	—%	N/A
Reston Next (formerly Reston Gateway)	Q4 2022	Q4 2023	Reston, VA	1,062,000	323,537	715,300	—		—	391,763	85%	—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	480,000	109,153	356,100	—		—	246,947	62%	—%	N/A
Total Office Properties under Construction				3,998,000	1,093,533	2,199,150	452,500		254,841	918,004	78%	6%	635

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q1 2021	Q1 2021	New York, NY	220,000	137,155	150,000	—		—	12,845	96%	—%	N/A
200 West Street [6]	Q4 2021	Q4 2021	Waltham, MA	126,000	13,663	47,800	—		—	34,137	—%	—%	N/A
Total Redevelopment Properties under Construction				346,000	150,818	197,800	—		—	46,982	61%	—%	N/A

Total Properties Under Construction and Redevelopment				4,344,000	$1,244,351	$2,396,950	$452,500		$254,841	$964,986	77%	6%	635

PROJECTS FULLY PLACED IN-SERVICE DURING 2020

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 9/30/2020	Estimated Future Equity Requirement [2]			Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
17Fifty Presidents Street	Q1 2020	Q1 2020	Reston, VA	275,809	$130,989	$142,900	$—	$—	$11,911	100%		$3,635
20 CityPoint	Q3 2019	Q3 2021	Waltham, MA	211,476	76,951	97,000	—	—	20,049	62%		1,130
Hub50House (440 units) (50% ownership)	Q4 2019	Q1 2022	Boston, MA	320,444	146,296	153,500	90,000	84,517	1,721	55%		233
The Skylyne (402 units) [7]	Q3 2020	Q1 2022	Oakland, CA	318,171	242,166	263,600	—	—	21,434	8%		(717)
Skylyne Retail				12,825	N/A	N/A	—	—	—	—%		—
Total Projects Fully Placed In-Service				1,138,725	$596,402	$657,000	$90,000	$84,517	$55,115	81%	[8]	$4,281

Q3 2020
Construction in progress (continued)

_____________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of October 27, 2020, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2020. See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
6Represents a portion of the property under redevelopment for conversion to laboratory space.
7This property is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.
8Excludes residential units.

Q3 2020
Land parcels and purchase options

as of September 30, 2020

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,938,000
San Jose, CA [3]	2,199,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% ownership)	1,078,000
San Francisco, CA	820,000
South San Francisco, CA (50% ownership)	640,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [3]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
El Segundo, CA (50% ownership) [4]	275,000
Total	14,271,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Cambridge, MA	330,000
Total	2,830,000

__________________
1Represents 100%.
2During the third quarter of 2020, a ground lease was executed with a hotel developer for approximately 200,000 square feet, contingent on their ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 24.
4Completed the acquisition of a 50% interest in Beach Cities Media Center, a 6.4-acre land site.
5The Company expects to be a 50% partner in the future development of these sites.

Q3 2020
Leasing activity

for the three months ended September 30, 2020

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,570,356
Add:
Properties placed (and partially placed) in-service [1]	12,825
Leases expiring or terminated during the period	1,597,697
Total space available for lease	5,180,878

1st generation leases	—
2nd generation leases with new tenants	613,534
2nd generation lease renewals	574,937
Total space leased	1,188,471

Vacant space available for lease at the end of the period	3,992,407
Net (increase)/decrease in available space	(422,051)

Second generation leasing information: [2]
Leases commencing during the period (SF)	1,188,471
Weighted average lease term (months)	89
Weighted average free rent period (days)	144
Total transaction costs per square foot [3]	$66.57
Increase (decrease) in gross rents [4]	13.65%
Increase (decrease) in net rents [5]	20.14%

	All leases (SF)			Incr (decr) in 2nd generation cash rents [6]		Total square feet of leases executed in the quarter [7,8]
	1st generation	2nd generation	total [6]	gross 4	net [5]
Boston	—	262,154	262,154	10.14%	15.32%	96,491
Los Angeles	—	56,415	56,415	13.52%	19.59%	68,854
New York	—	210,455	210,455	7.85%	14.00%	249,461
San Francisco	—	386,729	386,729	21.24%	29.48%	37,674
Washington, DC	—	272,718	272,718	0.76%	1.06%	358,492
Total / Weighted Average	—	1,188,471	1,188,471	13.65%	20.14%	810,972

_____________
1Total square feet of properties placed (and partially placed) in-service in Q3 2020 consists of 12,825 square feet of retail at The Skylyne.
2Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,188,471 square feet of second generation leases that commenced in Q3 2020, leases for 1,014,284 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 894,966 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 894,966 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
6Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7Amounts shown in this column exclude COVID-19 related lease modifications covering an aggregate of approximately 667,000 square feet that were executed in the third quarter of 2020 to provide cash rent deferral and/or abatement in the aggregate amount of approximately $11.3 million in the third quarter representing BXP’s Share. Of these lease modifications, the lease terms associated with 176,787 square feet were extended for a period of 12 or more months. In addition, COVID-19 related lease modifications from the second quarter of 2020 provide cash rent and/or abatement in the aggregate amount of approximately $6.9 million in the third quarter representing BXP’s Share. For additional information, see page 59.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 174,187.

Q3 2020
Portfolio overview

for the three months ended September 30, 2020
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	13,789,140	1,106,270	550,114	330,000	15,775,524
Los Angeles	2,181,921	124,932	—	—	2,306,853
New York	10,482,351	395,923	—	—	10,878,274
San Francisco	7,497,789	334,643	318,171	—	8,150,603
Washington, DC	8,299,959	664,327	822,436	—	9,786,722
Total	42,251,160	2,626,095	1,690,721	330,000	46,897,976
% of Total	90.09%	5.60%	3.61%	0.70%	100.00%

Rental revenue of in-service properties by unit type 1

	Office [3]	Retail [4]	Residential	Hotel [5]	Total
Consolidated	$627,740	$46,486	$8,863	$2	$683,091
Less:
Partners’ share from consolidated joint ventures [6]	62,406	9,061	—	—	71,467
Add:
BXP’s share from unconsolidated joint ventures [7]	39,243	2,639	996	—	42,878
BXP’s Share of Rental revenue [1]	$604,577	$40,064	$9,859	$2	$654,502
% of Total	92.37%	6.12%	1.51%	—%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 8

	CBD	Suburban	Total
Boston	25.83%	7.77%	33.60%
Los Angeles	2.98%	—%	2.98%
New York	24.50%	2.66%	27.16%
San Francisco	19.06%	3.34%	22.40%
Washington, DC	5.09%	8.77%	13.86%
Total	77.46%	22.54%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 22-25.
3Includes the impact of write-offs associated with accounts receivable of approximately $493, $0, $537 and $1,030 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively. Includes the impact of write-offs associated with accrued rent of approximately $1,036, $0, $1,919 and $2,955 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively.
4Includes the impact of write-offs associated with accounts receivable of approximately $2,880, $120, $0 and $2,760 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively. Includes the impact of write-offs associated with accrued rent of approximately $3,062, $86, $0 and $2,976 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively.
5Excludes approximately $88 of revenue from retail tenants that is included in Retail.
6See page 62 for additional information.
7See page 64 for additional information.
8BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 8.

Q3 2020
Residential and hotel performance

(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	30-Sep-20	30-Jun-20	30-Sep-20	30-Jun-20
Rental Revenue [3]	$9,718	$9,402	$90	$99
Less: Operating expenses and real estate taxes	4,955	3,965	3,164	1,973
Net Operating Income (Loss) (NOI) [3]	4,763	5,437	(3,074)	(1,874)
Add: BXP’s share of NOI from unconsolidated joint ventures	233	41	N/A	N/A
BXP’s Share of NOI [3]	$4,996	$5,478	$(3,074)	$(1,874)

Rental Revenue [3]	$9,718	$9,402	$90	$99
Less: Straight line rent and fair value lease revenue	159	(69)	(6)	(6)
Subtotal	9,559	9,471	96	105
Less: Operating expenses and real estate taxes	4,955	3,965	3,164	1,973
NOI - cash basis [3]	4,604	5,506	(3,068)	(1,868)
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	233	41	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$4,837	$5,547	$(3,068)	$(1,868)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-20	30-Sep-19
BOSTON

Hub50House (50% ownership), Boston, MA [3,4]	440
Average Monthly Rental Rate		$3,571	N/A	N/A
Average Rental Rate Per Occupied Square Foot		$5.32	N/A	N/A
Average Physical Occupancy		45.08%	N/A	N/A
Average Economic Occupancy		39.31%	N/A	N/A

Proto Kendall Square, Cambridge, MA [3,5]	280
Average Monthly Rental Rate		$2,676	$2,972	(9.96)%
Average Rental Rate Per Occupied Square Foot		$4.91	$5.49	(10.56)%
Average Physical Occupancy		85.71%	95.95%	(10.67)%
Average Economic Occupancy		83.13%	96.14%	(13.53)%

The Lofts at Atlantic Wharf, Boston, MA [3,5]	86
Average Monthly Rental Rate		$4,231	$4,498	(5.94)%
Average Rental Rate Per Occupied Square Foot		$4.62	$4.99	(7.41)%
Average Physical Occupancy		80.23%	95.35%	(15.86)%
Average Economic Occupancy		80.74%	95.22%	(15.21)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 5	N/A
Average Occupancy		—%	90.70%	(100.00)%
Average Daily Rate		$—	$293.45	(100.00)%
Revenue Per Available Room		$—	$266.31	(100.00)%

SAN FRANCISCO

The Skylyne, Oakland, CA [3,6]	402
Average Monthly Rental Rate		$3,887	N/A	N/A
Average Rental Rate Per Occupied Square Foot		$4.97	N/A	N/A
Average Physical Occupancy		2.27%	N/A	N/A
Average Economic Occupancy		1.70%	N/A	N/A

Q3 2020
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-20	30-Sep-19
WASHINGTON, DC

Signature at Reston, Reston, VA [3,5,7]	508
Average Monthly Rental Rate		$2,319	$2,379	(2.52)%
Average Rental Rate Per Occupied Square Foot		$2.42	$2.56	(5.47)%
Average Physical Occupancy		82.22%	74.48%	10.39%
Average Economic Occupancy		78.20%	68.90%	13.50%

The Avant at Reston Town Center, Reston, VA [3,5]	359
Average Monthly Rental Rate		$2,352	$2,447	(3.88)%
Average Rental Rate Per Occupied Square Foot		$2.57	$2.66	(3.38)%
Average Physical Occupancy		89.69%	92.94%	(3.50)%
Average Economic Occupancy		88.90%	93.04%	(4.45)%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and did not re-open until October 2, 2020.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4This property was completed and fully placed in-service on July 24, 2020 and is in its initial lease-up period with expected stabilization in the first quarter of 2022.
5Excludes retail space.
6This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the first quarter of 2022.
7This property was completed and fully placed in-service on June 7, 2018 and is in its initial lease-up period with expected stabilization in the second quarter of 2021.

Q3 2020
In-service property listing

as of September 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,286	98.1%	$70.13
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	99.5%	64.81
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	93.9%	64.53
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	69.15
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	100.0%	73.40
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	594,771	97.2%	88.13
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	55.06
The Hub on Causeway - Podium (50% ownership) [4,5,6]	CBD Boston MA	1	382,497	97.7%	62.39
888 Boylston Street - The Prudential Center	CBD Boston MA	1	364,079	99.8%	77.16
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,236	100.0%	60.95
Subtotal		10	7,801,622	98.2%	$68.96

145 Broadway [6]	East Cambridge MA	1	490,086	98.5%	$84.64
355 Main Street	East Cambridge MA	1	259,640	99.0%	76.60
90 Broadway	East Cambridge MA	1	223,771	100.0%	72.44
255 Main Street	East Cambridge MA	1	215,394	92.9%	85.10
300 Binney Street	East Cambridge MA	1	195,191	100.0%	59.02
150 Broadway	East Cambridge MA	1	177,226	100.0%	81.09
105 Broadway	East Cambridge MA	1	152,664	100.0%	69.92
250 Binney Street	East Cambridge MA	1	67,362	100.0%	46.44
University Place	Mid-Cambridge MA	1	195,282	100.0%	53.15
Subtotal		9	1,976,616	98.7%	$73.72

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,136	86.5%	$44.89
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	90.1%	38.16
880 & 890 Winter Street [6]	Route 128 Mass Turnpike MA	2	392,576	78.5%	41.64
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,991	67.8%	53.59
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	57.10
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	92.7%	40.38
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	96.6%	41.40
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	51.73
20 CityPoint [6]	Route 128 Mass Turnpike MA	1	211,476	62.4%	51.60
77 CityPoint	Route 128 Mass Turnpike MA	1	209,712	95.4%	50.16
200 West Street [6,7]	Route 128 Mass Turnpike MA	1	134,921	100.0%	39.57
1265 Main Street (50% ownership) [5]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.87
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	45.05
195 West Street	Route 128 Mass Turnpike MA	1	63,500	—%	—
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	56.18
191 Spring Street	Route 128 Northwest MA	1	170,997	100.0%	45.46
Lexington Office Park	Route 128 Northwest MA	2	166,779	67.4%	31.44
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	45.06
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	62.35
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.71
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	45.81
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	44.01
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	43.99
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	48.17
Subtotal		31	5,088,768	87.4%	$45.38

Boston Office Total:		50	14,867,006	94.6%	$62.12

Residential
Hub50House (440 units) (50% ownership) [5,6]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,258

Q3 2020
In-service property listing (continued)

as of September 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		54	15,775,524

LOS ANGELES
Office
Colorado Center (50% ownership) [5]	West Los Angeles CA	6	1,128,600	100.0%	$70.81
Santa Monica Business Park (55% ownership) [5]	West Los Angeles CA	14	1,103,849	93.8%	60.04
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	65.18
Subtotal		27	2,306,853	96.7%	$65.67

Los Angeles Total:		27	2,306,853	96.7%	$65.67

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership) [4]	Plaza District NY	1	1,957,768	89.3%	$161.75
399 Park Avenue	Park Avenue NY	1	1,576,437	88.9%	102.14
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,445,155	97.6%	101.99
599 Lexington Avenue	Park Avenue NY	1	1,062,708	99.3%	92.77
Times Square Tower (55% ownership) [4]	Times Square NY	1	1,250,578	94.7%	80.87
250 West 55th Street	Times Square / West Side NY	1	966,965	99.7%	96.67
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	98.4%	141.87
Subtotal		7	8,614,694	94.2%	$111.71

510 Carnegie Center	Princeton NJ	1	234,160	—%	$—
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.17
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.31
212 Carnegie Center	Princeton NJ	1	151,355	76.6%	36.35
214 Carnegie Center	Princeton NJ	1	146,979	43.2%	46.25
506 Carnegie Center	Princeton NJ	1	138,616	80.5%	36.81
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.37
202 Carnegie Center	Princeton NJ	1	134,068	91.2%	40.59
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	39.63
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.52
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.10
502 Carnegie Center	Princeton NJ	1	121,460	100.0%	37.53
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	42.81
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	38.56
103 Carnegie Center	Princeton NJ	1	96,332	68.0%	33.05
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	35.52
302 Carnegie Center	Princeton NJ	1	64,926	89.3%	37.00
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	38.06
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	38.84
Subtotal		18	2,263,580	76.5%	$38.11

New York Total:		25	10,878,274	90.5%	$98.75

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$102.31
Embarcadero Center Four	CBD San Francisco CA	1	941,138	96.2%	80.66
Embarcadero Center One	CBD San Francisco CA	1	822,102	91.9%	76.58
Embarcadero Center Two	CBD San Francisco CA	1	799,208	91.2%	78.39
Embarcadero Center Three	CBD San Francisco CA	1	785,698	93.6%	75.00

Q3 2020
In-service property listing (continued)

as of September 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	69.00
535 Mission Street	CBD San Francisco CA	1	307,235	95.7%	84.59
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	63.63
Subtotal		9	5,626,936	95.8%	$83.73

Gateway Commons (55% ownership) [5,6,8]	South San Francisco CA	6	1,070,393	81.5%	$53.31
Mountain View Research Park	Mountain View CA	15	542,264	76.3%	67.87
2440 West El Camino Real	Mountain View CA	1	141,392	87.2%	84.58
453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	48.54
3625-3635 Peterson Way [9]	Santa Clara CA	1	218,366	100.0%	24.17
North First Business Park [9]	San Jose CA	5	190,636	61.9%	26.71
Subtotal		29	2,192,671	80.8%	$53.47

San Francisco Office Total:		38	7,819,607	91.6%	$76.22

Residential
The Skylyne (402 units) [6]	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		39	8,150,603

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [5]	East End Washington DC	1	654,145	62.6%	$67.82
901 New York Avenue (25% ownership) [5]	East End Washington DC	1	541,739	74.9%	66.06
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.4%	84.10
Market Square North (50% ownership) [5]	East End Washington DC	1	417,979	79.3%	69.63
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	98.64
1330 Connecticut Avenue	CBD Washington DC	1	253,941	89.4%	71.52
Sumner Square	CBD Washington DC	1	209,556	97.0%	54.82
500 North Capitol Street, N.W. (30% ownership) [5]	Capitol Hill Washington DC	1	230,900	98.5%	79.23
Capital Gallery [6,8]	Southwest Washington DC	1	176,078	91.2%	56.57
Subtotal		9	3,421,987	84.6%	$74.78

South of Market	Reston VA	3	623,250	71.9%	$55.74
Fountain Square	Reston VA	2	505,492	76.1%	53.77
One Freedom Square	Reston VA	1	432,289	66.9%	51.87
Two Freedom Square	Reston VA	1	422,349	100.0%	49.53
One and Two Discovery Square	Reston VA	2	366,989	100.0%	50.79
One Reston Overlook	Reston VA	1	319,519	100.0%	44.91
17Fifty Presidents Street [6]	Reston VA	1	275,809	100.0%	59.13
Reston Corporate Center	Reston VA	2	261,046	100.0%	44.17
Democracy Tower	Reston VA	1	259,441	98.4%	58.78
Fountain Square Retail [3]	Reston VA	1	216,591	87.1%	44.60
Two Reston Overlook	Reston VA	1	134,615	—%	—
Subtotal		16	3,817,390	84.1%	$51.62

Wisconsin Place Office	Montgomery County MD	1	299,217	82.3%	$58.88
Kingstowne Two	Springfield VA	1	156,071	67.6%	37.84
Kingstowne One	Springfield VA	1	150,957	93.0%	38.92
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	32.77
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	24.39
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	94.3%	37.37
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	19.30
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	29.64
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.64

Q3 2020
In-service property listing (continued)

as of September 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.37
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.15
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		27.78
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		23.18
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		28.25
Annapolis Junction Building Seven (50% ownership) [5]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Six (50% ownership) [5]	Anne Arundel County MD	1	119,339	75.2%		32.09
Subtotal		17	1,674,188	83.9%		$35.12

Washington, DC Office Total:		42	8,913,565	84.3%		$57.42

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		44	9,786,722

Total In-Service Properties:		189	46,897,976	91.1%	[10]	$72.77	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3This is a retail property.
4Includes 275,868 square feet at Prudential Center (retail shops), 66,806 square feet at The Hub on Causeway - Podium, 343,572 square feet at Times Square Tower and 30,094 square feet at 767 Fifth Avenue (The GM building) of leases terminated by the Company where the tenant is still occupying the space.
5This is an unconsolidated joint venture property.
6Not included in the Same Property analysis.
7A portion of this property is under redevelopment. For additional detail, see page 15.
8For additional detail, see page 14.
9Property held for redevelopment.
10Excludes Hotel and Residential properties. For additional detail, see pages 20-21.

Q3 2020
Top 20 tenants listing and portfolio tenant diversification

as of September 30, 2020
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.49%	11.7
2	Arnold & Porter Kaye Scholer	2.81%	13.1
3	Akamai Technologies	2.21%	14.1
4	Biogen	1.82%	6.1
5	Kirkland & Ellis	1.56%	16.6
6	Shearman & Sterling	1.56%	13.6
7	Google	1.49%	15.7
8	Ropes & Gray	1.40%	9.3
9	WeWork	1.31%	12.8
10	Weil Gotshal & Manges	1.22%	13.6
11	US Government	1.14%	4.8
12	Wellington Management	1.09%	6.8
13	Microsoft	1.01%	10.0
14	Aramis (Estee Lauder)	0.97%	17.0
15	Morrison & Foerster	0.89%	9.7
16	O’Melveny & Myers	0.88%	4.2
17	Millennium Management	0.87%	10.3
18	Bank of America	0.85%	15.2
19	Mass Financial Services	0.85%	7.7
20	Under Armour	0.81%	13.6
	BXP’s Share of Annualized Rental Obligations	28.23%
	BXP’s Share of Square Feet [1]	22.91%
	Weighted Average Remaining Lease Term (years)		11.6

NOTABLE SIGNED DEALS 3

Tenant	Property	Square Feet
Marriott International	7750 Wisconsin Avenue	734,000
Fannie Mae [4]	Reston Next (formerly Reston Gateway)	703,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
Microsoft	Two Freedom Square	222,500
Volkswagen Group of America [4]	Reston Next (formerly Reston Gateway)	196,000
TENANT DIVERSIFICATION 1

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4As of October 27, 2020.

Q3 2020
Occupancy by location

as of September 30, 2020

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-20	30-Jun-20	30-Sep-20	30-Jun-20	30-Sep-20	30-Jun-20
Boston	98.3%	98.7%	87.4%	87.3%	94.6%	94.8%
Los Angeles	96.7%	95.9%	—%	—%	96.7%	95.9%
New York	94.2%	94.2%	76.5%	86.2%	90.5%	92.6%
San Francisco	95.8%	97.4%	80.8%	82.3%	91.6%	93.2%
Washington, DC	84.6%	83.3%	84.1%	85.7%	84.3%	84.8%
Total Portfolio	94.9%	95.2%	83.6%	85.8%	91.1%	92.0%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-20	30-Sep-19	30-Sep-20	30-Sep-19	30-Sep-20	30-Sep-19
Boston	98.3%	99.0%	89.4%	89.5%	95.3%	95.8%
Los Angeles	96.7%	96.8%	—%	—%	96.7%	96.8%
New York	94.2%	92.8%	76.5%	85.2%	90.5%	91.2%
San Francisco	95.8%	96.8%	80.1%	90.0%	93.2%	95.7%
Washington, DC	84.3%	86.5%	83.2%	89.5%	83.6%	88.3%
Total Portfolio	94.9%	95.1%	83.9%	88.8%	91.4%	93.1%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2020
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,936,359
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	9,700,000
Outstanding Principal	13,136,359
Discount on Unsecured Senior Notes	(16,880)
Deferred Financing Costs, Net	(71,318)
Consolidated Debt	$13,048,161
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
University Place	August 1, 2021	6.99%	6.94%	$2,045
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	634,314
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,936,359
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	$850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
				$9,700,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	155,636	155,636	$12,497,571
Common Operating Partnership Units	17,458	17,458	1,401,877
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		173,094	$14,099,448

Consolidated Debt (A)			$13,048,161
Add: BXP’s share of unconsolidated joint venture debt [3]			1,114,031
Less: Partners’ share of consolidated debt [4]			1,195,957
BXP’s Share of Debt [5] (B)			$12,966,235

Consolidated Market Capitalization (C)			$27,147,609
BXP’s Share of Market Capitalization [5] (D)			$27,065,683
Consolidated Debt/Consolidated Market Capitalization (A÷C)			48.06%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			47.91%
_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values based on September 30, 2020 closing price of $80.30 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2020
Debt analysis [1]

as of September 30, 2020
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at September 30, 2020	Letters of Credit	Remaining Capacity at September 30, 2020
Unsecured Line of Credit	$1,500,000	$—	$2,457	$1,497,543
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	77.68%	3.50%	3.58%	5.6
Secured Debt	22.32%	3.72%	3.89%	5.6
Consolidated Debt	100.00%	3.55%	3.65%	5.6

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	3.83%	1.09%	1.18%	1.6
Fixed Rate Debt	96.17%	3.65%	3.75%	5.8
Consolidated Debt	100.00%	3.55%	3.65%	5.6

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q3 2020
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2020 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	46.7%	43.6%
Secured Debt/Total Assets	Less than 50%	13.9%	13.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.65	3.65
Unencumbered Assets/ Unsecured Debt	Greater than 150%	229.3%	252.1%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2020
Net Debt to EBITDAre

(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Sep-20	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$266,525
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	10,020	30,197
Noncontrolling interest in property partnerships	15,561	(767)
Net income	118,060	298,580
Add:
Interest expense	110,993	107,142
Depreciation and amortization expense	166,456	178,188
Less:
(Losses) gains on sales of real estate	(209)	203,767
(Loss) income from unconsolidated joint ventures	(6,873)	1,832
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	24,851	27,807
EBITDAre [1]	427,442	406,118
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	42,154	32,451
BXP’s Share of EBITDAre [1] (A)	385,288	373,667
Add:
Stock-based compensation expense	8,253	10,374
BXP’s Share of straight-line ground rent expense adjustment [1]	940	992
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	2,965	1,309
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	828	—
BXP’s Share of straight-line rent [1]	40,478	22,747
BXP’s Share of fair value lease revenue [1]	979	2,548
BXP’s Share of EBITDAre – cash [1]	$355,161	$361,047

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,541,152	$1,494,668

Reconciliation of BXP’s Share of Net Debt 1

	30-Sep-20	30-Jun-20
Consolidated debt	$13,048,161	$13,048,579
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	1,714,783	1,691,047
Cash held in escrow for 1031 exchange	—	250,607
Net debt [1]	11,333,378	11,106,925
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,114,031	1,067,400
Partners’ share of cash and cash equivalents from consolidated joint ventures	116,295	129,709
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	87,628	78,768
Partners’ share of consolidated joint venture debt [3]	1,195,957	1,197,276
BXP’s Share of Net Debt [1] (B)	$11,280,119	$11,027,990

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.32	7.38
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2020, see pages 35 and 63.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2020, see pages 33 and 61.
4BXP’s Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2020
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-20	30-Jun-20
BXP’s Share of interest expense [1]	$111,544	$107,313
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,823	3,584
Adjusted interest expense excluding capitalized interest (A)	106,275	102,283
Add:
BXP’s Share of capitalized interest [1]	13,255	13,705
Adjusted interest expense including capitalized interest (B)	$119,530	$115,988

BXP’s Share of EBITDAre – cash [1,2] (C)	$355,161	$361,047

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.34	3.53
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.97	3.11

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-20	30-Jun-20
BXP’s Share of interest expense [1]	$111,544	$107,313
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,823	3,584
Add:
BXP’s Share of capitalized interest [1]	13,255	13,705
BXP’s Share of maintenance capital expenditures [1]	21,722	16,246
Hotel improvements, equipment upgrades and replacements	69	36
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$143,946	$134,895

BXP’s Share of EBITDAre – cash [1,2] (B)	$355,161	$361,047
Fixed Charge Coverage Ratio (B÷A)	2.47	2.68

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

d

Q3 2020
Consolidated joint ventures

as of September 30, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,211,250	$2,289,547	$5,500,797
Cash and cash equivalents	79,155	188,074	267,229
Other assets	308,083	342,755	650,838
Total assets	$3,598,488	$2,820,376	$6,418,864

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,276,610	$633,812	$2,910,422
Other liabilities	93,005	91,269	184,274
Total liabilities	2,369,615	725,081	3,094,696
Equity:
Boston Properties, Inc.	738,863	854,520	1,593,383
Noncontrolling interests	490,010	1,240,775	1,730,785	[2]
Total equity	1,228,873	2,095,295	3,324,168
Total liabilities and equity	$3,598,488	$2,820,376	$6,418,864

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$31,662	$84,633	$116,295

Partners’ share of consolidated debt [3,4]	$910,742	$285,215	$1,195,957

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amounts adjusted for basis differentials.

Q3 2020
Consolidated joint ventures (continued)

for the three months ended September 30, 2020
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS1

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [2]	$60,868	$86,916	$147,784
Write-offs associated with accounts receivable	—	(267)	(267)
Straight-line rent	14,346	5,177	19,523
Write-offs associated with straight-line rent	—	(191)	(191)
Fair value lease revenue	(2,180)	109	(2,071)
Termination income	1,389	—	1,389
Total lease revenue	74,423	91,744	166,167
Parking and other	—	919	919
Total rental revenue [3]	74,423	92,663	167,086
Expenses
Operating	30,104	34,993	65,097
Net Operating Income (NOI)	44,319	57,670	101,989

Other income (expense)
Interest and other income	6	99	105
Interest expense	(21,394)	(4,899)	(26,293)
Depreciation and amortization expense	(15,349)	(20,721)	(36,070)
General and administrative expense	(5)	(35)	(40)
Total other income (expense)	(36,742)	(25,556)	(62,298)
Net income	$7,577	$32,114	$39,691

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$7,577	$32,114	$39,691
Add: Depreciation and amortization expense	15,349	20,721	36,070
Entity FFO	$22,926	$52,835	$75,761

Partners’ NCI [4]	$2,104	$13,457	$15,561
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	6,397	9,436	15,833
Partners’ share FFO [4]	$8,501	$22,893	$31,394

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$5,473	$18,657	$24,130
Depreciation and amortization expense - BXP’s basis difference	46	408	454
BXP’s share of depreciation and amortization expense	8,906	10,877	19,783
BXP’s share of FFO	$14,425	$29,942	$44,367
_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional, detail, see page 59.
2Lease revenue includes recoveries from tenants and service income from tenants.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4Amounts represent the partners’ share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2020
Unconsolidated joint ventures [1]

as of September 30, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue [3]	60.00%	$105	$—	—	—%	—%
Santa Monica Business Park	55.00%	147,015	163,611	July 19, 2025	4.06%	4.24%
Platform 16	55.00%	104,422	—	—	—%	—%
Gateway Commons	50.00%	339,383	—	—	—%	—%
Colorado Center	50.00%	232,065	274,648	August 9, 2027	3.56%	3.58%
Dock 72 [4]	50.00%	99,080	97,784	December 18, 2020	2.41%	3.55%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	49,092	86,692	September 6, 2021	2.41%	2.90%
Hub50House	50.00%	52,055	84,113	April 19, 2022	2.17%	2.45%
100 Causeway Street	50.00%	56,572	89,038	September 5, 2023	1.66%	1.87%
Hotel Air Rights	50.00%	10,469	—	—	—%	—%
1001 6th Street	50.00%	42,640	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	57,720	64,563	April 26, 2023	1.41%	1.95%
Beach Cities Media Center	50.00%	27,180	—	—	—%	—%
Annapolis Junction	50.00%	13,238	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	6,064	November 17, 2020	2.15%	2.30%
Annapolis Junction Building Seven	50.00%	—	9,195	March 25, 2021	2.58%	2.92%
1265 Main Street	50.00%	4,027	18,615	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(3,864)	57,068	November 1, 2020	4.85%	4.85%
Wisconsin Place Parking Facility	33.33%	35,682	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(6,239)	31,453	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [5]	25.00%	106,546	19,956	July 13, 2023	3.66%	3.74%
901 New York Avenue	25.00%	(12,187)	55,358	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	(7,166)	55,873	July 7, 2022	5.40%	6.90%
		1,347,835
Investments with deficit balances reflected within Other Liabilities		29,456
Investment in Joint Ventures		$1,377,291
Mortgage/Construction Loans Payable, Net			$1,114,031

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	46.07%	2.49%	3.11%	1.6
Fixed Rate Debt	53.93%	3.86%	3.93%	5.3
Total Debt	100.00%	3.23%	3.55%	3.6

Q3 2020
Unconsolidated joint ventures (continued) [1]

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3The property was sold on June 27, 2019.
4 The property includes net equity balances from the amenity joint venture.
5 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.

Q3 2020
Unconsolidated joint ventures (continued)

for the three months ended September 30, 2020
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$5,211	$4,939	$5,828		$1,912	$4,362	$20,189		$16,269	$7,267	$12,685	$1,663	$80,325
Write-offs associated with accounts receivable	—	—	—		—	—	(1,075)		—	—	—	—	(1,075)
Straight-line rent	171	2,005	587		38	(82)	(199)		226	1,526	254	3,079	7,605
Write-offs associated with straight-line rent	—	—	—		—	—	(3,837)		—	—	—	—	(3,837)
Fair value lease revenue							9		1,069	—	52	—	1,130
Termination income	—	—	—		—	—	—		—	—	—	—	—
Total lease revenue	5,382	6,944	6,415		1,950	4,280	15,087		17,564	8,793	12,991	4,742	84,148
Parking and other	209	206	218		—	18	1,166		1,345	(92)	5	380	3,455
Total rental revenue [4]	5,591	7,150	6,633		1,950	4,298	16,253		18,909	8,701	12,996	5,122	87,603
Expenses
Operating	2,369	3,141	2,994		645	1,680	6,174		7,834	4,170	4,911	3,413	37,331
Net operating income	3,222	4,009	3,639		1,305	2,618	10,079		11,075	4,531	8,085	1,709	50,272

Other income/(expense)
Development and management services revenue	15	88	—		—	—	—		—	—	11	—	114
Interest and other income	1	—	—		—	—	1		—	1	—	4	7
Interest expense	(1,409)	(5,183)	(2,054)		(209)	(1,128)	(5,033)		(6,999)	(2,381)	—	(1,085)	(25,481)
Depreciation and amortization expense	(1,217)	(3,195)	(1,588)		(546)	(862)	(5,366)		(8,884)	(4,276)	(7,104)	(2,772)	(35,810)
General and administrative expense	—	(34)	(9)		—	(1)	(11)		(99)	(20)	(67)	—	(241)
Gain on sale of real estate	—	—	—		—	—	—		—	—	—	—	—
Total other income/(expense)	(2,610)	(8,324)	(3,651)		(755)	(1,991)	(10,409)		(15,982)	(6,676)	(7,160)	(3,853)	(61,411)
Net income/(loss)	$612	$(4,315)	$(12)		$550	$627	$(330)		$(4,907)	$(2,145)	$925	$(2,144)	$(11,139)

BXP’s economic ownership percentage	50%	20%	50%		50%	30%	50%		55%	50%	55%

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$306	$(863)	$(3)	[5]	$275	$188	$(165)		$(2,699)	$(1,073)	$509	$(896)	$(4,421)
Basis differential
Straight-line rent	$—	$—	$—		$—	$—	$416	[6]	$—	$—	$8	$—	$424
Fair value lease revenue	—	—	—		—	—	437	[6]	—	—	(241)	—	196
Depreciation and amortization expense	(47)	(9)	(26)		(4)	3	(1,901)		7	(33)	(1,043)	(19)	(3,072)
Gain on sale of real estate	—	—	—		—	—	—		—	—	—	—	—
Total basis differential [7]	(47)	(9)	(26)		(4)	3	(1,048)	[6]	7	(33)	(1,276)	(19)	(2,452)
Income/(loss) from unconsolidated joint ventures	259	(872)	(29)	[5]	271	191	(1,213)		(2,692)	(1,106)	(767)	(915)	(6,873)
Add:
BXP’s share of depreciation and amortization expense	655	648	817	[5]	277	256	4,584		4,879	2,171	4,950	1,176	20,413
Less:
BXP’s share of gain on sale of real estate	—	—	—		—	—	—		—	—	—	—	—
BXP’s share of FFO	$914	$(224)	$788		$548	$447	$3,371		$2,187	$1,065	$4,183	$261	$13,540

Q3 2020
Unconsolidated joint ventures (continued)
_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional detail, see page 59.
2 Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue, Platform 16, and Beach Cities Media Center.
3 Lease revenue includes recoveries from tenants and service income from tenants.
4 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q3 2020
Lease expirations - All in-service properties[1,2,3,5]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	1,206,999	877,529	46,643,197	53.15	46,659,751	53.17	2.38%	[4,5]
2021	2,823,709	2,478,449	139,399,519	56.24	140,381,356	56.64	6.72%
2022	2,584,131	2,221,621	141,315,026	63.61	139,712,343	62.89	6.03%
2023	2,087,472	1,799,459	129,297,222	71.85	138,866,415	77.17	4.88%
2024	3,476,665	3,133,599	197,025,977	62.88	203,600,766	64.97	8.50%
2025	2,686,538	2,424,731	154,597,145	63.76	165,128,569	68.10	6.58%
2026	3,441,195	2,658,193	197,311,067	74.23	217,035,970	81.65	7.21%
2027	2,069,535	1,830,642	121,525,043	66.38	134,947,004	73.72	4.97%
2028	2,320,597	2,102,600	150,494,413	71.58	170,142,005	80.92	5.70%
2029	2,225,400	2,078,083	143,556,548	69.08	165,549,790	79.66	5.64%
Thereafter	13,524,379	11,468,330	891,392,341	77.73	1,096,879,935	95.64	31.11%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	398,019	354,758	16,110,742	45.41	16,390,218	46.20	16.76%	[5]
2021	67,033	63,243	4,894,486	77.39	4,930,414	77.96	2.99%
2022	204,493	174,209	12,815,424	73.56	13,271,382	76.18	8.23%
2023	178,384	174,561	11,408,587	65.36	12,079,804	69.20	8.25%
2024	134,027	127,539	13,371,790	104.84	14,710,606	115.34	6.03%
2025	180,120	167,909	9,981,648	59.45	11,046,750	65.79	7.93%
2026	105,006	96,194	18,973,465	197.24	17,700,196	184.01	4.55%
2027	94,659	89,392	12,300,260	137.60	13,694,328	153.19	4.22%
2028	140,750	126,566	9,702,317	76.66	10,732,387	84.80	5.98%
2029	110,373	88,111	8,732,806	99.11	10,148,917	115.18	4.16%
Thereafter	594,047	451,537	61,412,856	136.01	77,442,679	171.51	21.34%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	1,605,018	1,232,287	62,753,939	50.92	63,049,969	51.17	3.16%	[4,5]
2021	2,890,742	2,541,692	144,294,005	56.77	145,311,770	57.17	6.52%
2022	2,788,624	2,395,830	154,130,450	64.33	152,983,725	63.85	6.15%
2023	2,265,856	1,974,020	140,705,809	71.28	150,946,219	76.47	5.06%
2024	3,610,692	3,261,138	210,397,767	64.52	218,311,372	66.94	8.37%
2025	2,866,658	2,592,640	164,578,793	63.48	176,175,319	67.95	6.65%
2026	3,546,201	2,754,387	216,284,532	78.52	234,736,166	85.22	7.07%
2027	2,164,194	1,920,034	133,825,303	69.70	148,641,332	77.42	4.93%
2028	2,461,347	2,229,166	160,196,730	71.86	180,874,392	81.14	5.72%
2029	2,335,773	2,166,194	152,289,354	70.30	175,698,707	81.11	5.56%
Thereafter	14,118,426	11,919,867	952,805,197	79.93	1,174,322,614	98.52	30.58%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of (A) 344,245 square feet of office space, of which BXP’s Share is 190,649 SF, and (B) 332,585 SF of retail space, of which BXP’s Share is 290,739 SF. BXP’s Share of current and future annualized rental obligations is (A) $12,220,460 for office space and (B) $11,986,210 for retail space for which the Company is not currently recognizing revenue.

Q3 2020
Lease expirations - Boston region in-service properties [1,2,3,5]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	205,597	198,106	11,042,675	55.74	11,042,675	55.74	[4]
2021	814,522	793,305	36,342,992	45.81	36,486,105	45.99
2022	888,821	827,116	42,647,502	51.56	39,181,593	47.37
2023	697,192	637,791	37,631,101	59.00	39,683,924	62.22
2024	853,222	824,019	44,560,139	54.08	46,485,923	56.41
2025	1,079,226	1,062,711	60,824,527	57.24	63,736,035	59.97
2026	1,281,168	1,042,109	69,832,484	67.01	78,255,051	75.09
2027	662,035	662,035	37,265,392	56.29	41,599,788	62.84
2028	1,079,209	1,079,209	67,083,320	62.16	72,457,053	67.14
2029	681,361	604,026	30,119,980	49.87	35,062,215	58.05
Thereafter	4,691,022	4,169,077	282,579,628	67.78	349,289,961	83.78

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	353,767	321,829	10,685,343	33.20	10,560,805	32.82	[5]
2021	4,506	4,504	762,711	169.33	766,319	170.13
2022	52,526	45,897	3,486,026	75.95	3,580,327	78.01
2023	55,252	55,252	4,949,029	89.57	5,034,237	91.11
2024	80,177	80,177	5,808,491	72.45	5,844,441	72.89
2025	47,432	47,432	4,245,390	89.50	4,568,683	96.32
2026	21,841	20,976	4,598,507	219.23	5,060,537	241.26
2027	54,619	54,619	9,989,416	182.89	10,983,379	201.09
2028	48,918	48,918	7,188,389	146.95	7,961,892	162.76
2029	77,491	60,301	6,786,733	112.55	7,626,623	126.48
Thereafter	201,449	142,784	10,642,166	74.53	12,440,953	87.13

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	559,364	519,935	21,728,018	41.79	21,603,480	41.55	[4,5]
2021	819,028	797,809	37,105,703	46.51	37,252,424	46.69
2022	941,347	873,013	46,133,528	52.84	42,761,920	48.98
2023	752,444	693,043	42,580,130	61.44	44,718,161	64.52
2024	933,399	904,196	50,368,630	55.71	52,330,364	57.88
2025	1,126,658	1,110,143	65,069,917	58.61	68,304,718	61.53
2026	1,303,009	1,063,085	74,430,991	70.01	83,315,588	78.37
2027	716,654	716,654	47,254,808	65.94	52,583,167	73.37
2028	1,128,127	1,128,127	74,271,709	65.84	80,418,945	71.29
2029	758,852	664,327	36,906,713	55.56	42,688,838	64.26
Thereafter	4,892,471	4,311,861	293,221,794	68.00	361,730,914	83.89
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of 310,363 SF, of which BXP’s Share is 278,425 SF. BXP’s Share of current and future annualized rental obligations is $8,064,337 for which the Company is not currently recognizing revenue.

Q3 2020
Quarterly lease expirations - Boston region in-service properties [1,2,3,5]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	17,549	10,058	937,800	93.24	937,800	93.24	[4]
Q4 2020	188,048	188,048	10,104,875	53.74	10,104,875	53.74
Total 2020	205,597	198,106	11,042,675	55.74	11,042,675	55.74

Q1 2021	224,140	219,810	9,048,104	41.16	9,048,104	41.16
Q2 2021	319,241	319,241	14,145,317	44.31	14,145,317	44.31
Q3 2021	110,739	110,739	4,985,600	45.02	4,995,638	45.11
Q4 2021	160,402	143,515	8,163,971	56.89	8,297,046	57.81
Total 2021	814,522	793,305	36,342,992	45.81	36,486,105	45.99

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	353,767	321,829	10,685,343	33.20	10,560,805	32.82	[5]
Total 2020	353,767	321,829	10,685,343	33.20	10,560,805	32.82

Q1 2021	—	—	—	—	—	—
Q2 2021	1,725	1,725	239,557	138.87	239,557	138.87
Q3 2021	1,540	1,540	366,168	237.77	367,620	238.71
Q4 2021	1,241	1,239	156,986	126.68	159,142	128.42
Total 2021	4,506	4,504	762,711	169.33	766,319	170.13

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	17,549	10,058	937,800	93.24	937,800	93.24	[4]
Q4 2020	541,815	509,877	20,790,218	40.77	20,665,680	40.53	[5]
Total 2020	559,364	519,935	21,728,018	41.79	21,603,480	41.55

Q1 2021	224,140	219,810	9,048,104	41.16	9,048,104	41.16
Q2 2021	320,966	320,966	14,384,874	44.82	14,384,874	44.82
Q3 2021	112,279	112,279	5,351,768	47.66	5,363,258	47.77
Q4 2021	161,643	144,754	8,320,957	57.48	8,456,188	58.42
Total 2021	819,028	797,809	37,105,703	46.51	37,252,424	46.69
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of 310,363 SF, of which BXP’s Share is 278,425 SF. BXP’s Share of current and future annualized rental obligations is $8,064,337 for which the Company is not currently recognizing revenue.

Q3 2020
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	214,746	117,900	5,739,624	48.68	5,739,624	48.68
2021	445,260	223,744	17,179,801	76.78	17,523,538	78.32
2022	66,798	34,856	2,281,609	65.46	2,439,626	69.99
2023	163,555	86,354	5,558,283	64.37	6,121,355	70.89
2024	128,688	70,778	4,406,891	62.26	5,053,724	71.40
2025	6,475	3,561	243,590	68.40	289,308	81.24
2026	451,148	248,131	16,146,603	65.07	19,027,577	76.68
2027	—	—	—	—	—	—
2028	280,704	144,608	10,086,546	69.75	13,485,320	93.25
2029	—	—	—	—	—	—
Thereafter	346,204	173,102	11,533,167	66.63	19,274,112	111.35

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	—	—	—	—	—	—
2021	7,576	3,788	112,965	29.82	116,354	30.72
2022	39,888	21,850	1,231,831	56.38	1,279,627	58.56
2023	1,405	703	46,269	65.86	48,314	68.77
2024	4,333	2,283	116,040	50.82	134,265	58.81
2025	15,448	8,496	491,930	57.90	575,945	67.79
2026	5,827	3,205	295,269	92.13	339,285	105.87
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	—	—	—	—	—	—
Thereafter	23,276	11,902	783,667	65.84	1,006,379	84.55

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	214,746	117,900	5,739,624	48.68	5,739,624	48.68
2021	452,836	227,532	17,292,766	76.00	17,639,892	77.53
2022	106,686	56,706	3,513,440	61.96	3,719,253	65.59
2023	164,960	87,057	5,604,552	64.38	6,169,669	70.87
2024	133,021	73,061	4,522,931	61.91	5,187,989	71.01
2025	21,923	12,057	735,520	61.00	865,253	71.76
2026	456,975	251,336	16,441,872	65.42	19,366,862	77.06
2027	—	—	—	—	—	—
2028	280,704	144,608	10,086,546	69.75	13,485,320	93.25
2029	—	—	—	—	—	—
Thereafter	369,480	185,004	12,316,834	66.58	20,280,491	109.62
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2020
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	214,746	117,900	5,739,624	48.68	5,739,624	48.68
Total 2020	214,746	117,900	5,739,624	48.68	5,739,624	48.68

Q1 2021	168,072	84,382	7,342,952	87.02	7,350,555	87.11
Q2 2021	4,964	2,730	112,306	41.13	115,983	42.48
Q3 2021	5,581	3,070	194,281	63.29	200,818	65.42
Q4 2021	266,643	133,563	9,530,262	71.35	9,856,183	73.79
Total 2021	445,260	223,744	17,179,801	76.78	17,523,538	78.32

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	—	—	—	—	—	—

Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	7,576	3,788	112,965	29.82	116,354	30.72
Q4 2021	—	—	—	—	—	—
Total 2021	7,576	3,788	112,965	29.82	116,354	30.72

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	214,746	117,900	5,739,624	48.68	5,739,624	48.68
Total 2020	214,746	117,900	5,739,624	48.68	5,739,624	48.68

Q1 2021	168,072	84,382	7,342,952	87.02	7,350,555	87.11
Q2 2021	4,964	2,730	112,306	41.14	115,983	42.48
Q3 2021	13,157	6,858	307,246	44.80	317,172	46.25
Q4 2021	266,643	133,563	9,530,262	71.35	9,856,183	73.79
Total 2021	452,836	227,532	17,292,766	76.00	17,639,892	77.53
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2020
Lease expirations - New York region in-service properties [1,2,3,5]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	387,994	230,425	15,095,499	65.51	15,095,499	65.51	[4,5]
2021	359,291	295,172	26,057,790	88.28	26,010,487	88.12
2022	614,808	513,755	43,578,343	84.82	43,707,777	85.08
2023	400,955	315,538	32,816,769	104.00	36,384,770	115.31
2024	1,135,835	959,206	67,303,763	70.17	67,194,221	70.05
2025	605,304	541,408	43,750,266	80.81	46,087,998	85.13
2026	700,647	507,120	43,524,947	85.83	45,246,099	89.22
2027	474,687	391,134	27,748,806	70.94	29,854,133	76.33
2028	271,207	249,161	22,491,157	90.27	24,268,476	97.40
2029	630,080	603,713	62,048,306	102.78	67,382,780	111.61
Thereafter	4,088,477	3,168,506	292,832,131	92.42	354,305,746	111.82
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	22,222	12,314	3,921,873	318.48	3,921,873	318.48	[5]
2021	715	715	141,517	197.93	141,517	197.93
2022	27,093	27,022	4,086,369	151.22	4,086,369	151.22
2023	—	—	—	—	—	—
2024	8,327	5,706	5,330,177	934.10	5,992,514	1,050.18
2025	—	—	—	—	—	—
2026	23,438	19,320	11,049,307	571.90	8,504,118	440.17
2027	243	146	21,600	148.15	21,600	148.15
2028	—	—	—	—	—	—
2029	3,135	3,135	678,475	216.42	826,001	263.48
Thereafter	239,614	176,049	42,540,254	241.64	55,606,595	315.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	410,216	242,739	19,017,372	78.34	19,017,372	78.34	[4,5]
2021	360,006	295,887	26,199,307	88.54	26,152,004	88.39
2022	641,901	540,777	47,664,712	88.14	47,794,146	88.38
2023	400,955	315,538	32,816,769	104.00	36,384,770	115.31
2024	1,144,162	964,912	72,633,940	75.28	73,186,735	75.85
2025	605,304	541,408	43,750,266	80.81	46,087,998	85.13
2026	724,085	526,440	54,574,254	103.67	53,750,217	102.10
2027	474,930	391,280	27,770,406	70.97	29,875,733	76.35
2028	271,207	249,161	22,491,157	90.27	24,268,476	97.40
2029	633,215	606,848	62,726,781	103.36	68,208,781	112.40
Thereafter	4,328,091	3,344,555	335,372,385	100.27	409,912,341	122.56
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020 the Company terminated leases for an aggregate of (A) 344,245 square feet of office space, of which BXP’s Share is 190,649 SF, and (B) 22,222 SF of retail space, of which BXP’s Share is 12,314 SF. BXP’s Share of current and future annualized rental obligations (A) $12,220,460 for office space and (B) $3,921,873 for retail space for which the Company is not currently recognizing revenue.

Q3 2020
Quarterly lease expirations - New York region in-service properties [1,2,3,5]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	11,593	11,593	1,131,239	97.58	1,131,239	97.58	[4]
Q4 2020	376,401	218,832	13,964,260	63.81	13,964,260	63.81	[5]
Total 2020	387,994	230,425	15,095,499	65.51	15,095,499	65.51

Q1 2021	49,139	42,178	2,245,492	53.24	2,245,492	53.24
Q2 2021	67,441	50,524	3,665,676	72.55	3,665,676	72.55
Q3 2021	181,142	140,901	14,502,056	102.92	14,448,133	102.54
Q4 2021	61,569	61,569	5,644,566	91.68	5,651,187	91.79
Total 2021	359,291	295,172	26,057,790	88.28	26,010,487	88.12

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	22,222	12,314	3,921,873	318.48	3,921,873	318.48	[5]
Total 2020	22,222	12,314	3,921,873	318.48	3,921,873	318.48

Q1 2021	715	715	141,517	197.93	141,517	197.93
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	715	715	141,517	197.93	141,517	197.93

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	11,593	11,593	1,131,239	97.58	1,131,239	97.58	[4]
Q4 2020	398,623	231,146	17,886,133	77.38	17,886,133	77.38	[5]
Total 2020	410,216	242,739	19,017,372	78.34	19,017,372	78.34

Q1 2021	49,854	42,893	2,387,009	55.65	2,387,009	55.65
Q2 2021	67,441	50,524	3,665,676	72.55	3,665,676	72.55
Q3 2021	181,142	140,901	14,502,056	102.92	14,448,133	102.54
Q4 2021	61,569	61,569	5,644,566	91.68	5,651,187	91.79
Total 2021	360,006	295,887	26,199,307	88.54	26,152,004	88.39
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020 the Company terminated leases for an aggregate of (A) 344,245 square feet of office space, of which BXP’s Share is 190,649 SF, and (B) 22,222 SF of retail space, of which BXP’s Share is 12,314 SF. BXP’s Share of current and future annualized rental obligations (A) $12,220,460 for office space and (B) $3,921,873 for retail space for which the Company is not currently recognizing revenue.

Q3 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	159,219	109,626	6,083,490	55.49	6,085,131	55.51	[4]
2021	857,259	826,989	44,318,148	53.59	44,848,147	54.23
2022	698,186	574,066	39,770,534	69.28	40,923,358	71.29
2023	605,150	549,461	41,701,323	75.90	44,378,767	80.77
2024	646,344	612,594	43,173,571	70.48	44,704,292	72.98
2025	457,801	449,469	35,704,844	79.44	39,807,663	88.57
2026	503,249	420,216	34,644,099	82.44	38,080,491	90.62
2027	379,957	376,634	33,402,668	88.69	38,087,830	101.13
2028	499,479	487,223	41,163,714	84.49	48,649,931	99.85
2029	259,888	241,604	22,195,831	91.87	27,364,218	113.26
Thereafter	1,774,113	1,757,747	164,852,602	93.79	196,538,303	111.81

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	1,216	1,216	51,356	42.23	51,356	42.23
2021	18,294	18,294	1,257,634	68.75	1,272,402	69.55
2022	29,010	29,010	1,476,661	50.90	1,530,664	52.76
2023	47,910	47,910	2,304,039	48.09	2,775,066	57.92
2024	9,700	9,700	431,889	44.52	563,946	58.14
2025	32,585	32,585	2,077,656	63.76	2,476,644	76.01
2026	12,247	12,247	933,276	76.20	1,038,378	84.79
2027	10,560	10,560	470,367	44.54	624,267	59.12
2028	14,208	14,208	906,607	63.81	1,004,297	70.69
2029	9,944	9,944	584,965	58.83	831,999	83.67
Thereafter	41,285	39,887	2,893,783	72.55	3,354,726	84.11

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	160,435	110,842	6,134,846	$55.35	6,136,487	55.36	[4]
2021	875,553	845,283	45,575,782	53.92	46,120,549	54.56
2022	727,196	603,076	41,247,195	68.39	42,454,022	70.40
2023	653,060	597,371	44,005,362	73.67	47,153,833	78.94
2024	656,044	622,294	43,605,460	70.07	45,268,238	72.74
2025	490,386	482,054	37,782,500	78.38	42,284,307	87.72
2026	515,496	432,463	35,577,375	82.27	39,118,869	90.46
2027	390,517	387,194	33,873,035	87.48	38,712,097	99.98
2028	513,687	501,431	42,070,321	83.90	49,654,228	99.03
2029	269,832	251,548	22,780,796	90.56	28,196,217	112.09
Thereafter	1,815,398	1,797,634	167,746,385	93.32	199,893,029	111.20
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	4,281	4,281	340,910	79.63	340,910	79.63	[4]
Q4 2020	154,938	105,345	5,742,581	54.51	5,744,222	54.53
Total 2020	159,219	109,626	6,083,490	55.49	6,085,131	55.51

Q1 2021	344,353	338,497	15,042,834	44.44	15,120,111	44.67
Q2 2021	166,032	158,177	9,475,078	59.90	9,493,489	60.02
Q3 2021	160,764	152,466	9,630,779	63.17	9,785,209	64.18
Q4 2021	186,110	177,851	10,169,456	57.18	10,449,339	58.75
Total 2021	857,259	826,989	44,318,148	53.59	44,848,147	54.23

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	1,216	1,216	51,356	42.23	51,356	42.23
Total 2020	1,216	1,216	51,356	42.23	51,356	42.23

Q1 2021	1,964	1,964	183,819	93.59	183,819	93.59
Q2 2021	12,999	12,999	853,912	65.69	853,912	65.69
Q3 2021	821	821	84,253	102.62	86,222	105.02
Q4 2021	2,510	2,510	135,651	54.04	148,450	59.14
Total 2021	18,294	18,294	1,257,634	68.75	1,272,402	69.55

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	4,281	4,281	340,910	79.63	340,910	79.63	[4]
Q4 2020	156,154	106,561	5,793,937	54.37	5,795,578	54.39
Total 2020	160,435	110,842	6,134,846	55.35	6,136,487	55.36

Q1 2021	346,317	340,461	15,226,653	44.72	15,303,930	44.95
Q2 2021	179,031	171,176	10,328,990	60.34	10,347,401	60.45
Q3 2021	161,585	153,287	9,715,032	63.38	9,871,431	64.40
Q4 2021	188,620	180,361	10,305,107	57.14	10,597,789	58.76
Total 2021	875,553	845,283	45,575,782	53.92	46,120,549	54.56
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2020
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	239,443	221,472	8,681,909	39.20	8,696,822	39.27	[4]
2021	347,377	339,239	15,500,788	45.69	15,513,079	45.73
2022	315,518	271,828	13,037,038	47.96	13,459,989	49.52
2023	220,620	210,315	11,589,746	55.11	12,297,599	58.47
2024	712,576	667,002	37,581,613	56.34	40,162,606	60.21
2025	537,732	367,582	14,073,918	38.29	15,207,565	41.37
2026	504,983	440,617	33,162,934	75.26	36,426,752	82.67
2027	552,856	400,839	23,108,177	57.65	25,405,253	63.38
2028	189,998	142,399	9,669,676	67.91	11,281,225	79.22
2029	654,071	628,740	29,192,431	46.43	35,740,577	56.84
Thereafter	2,624,563	2,199,898	139,594,813	63.46	177,471,813	80.67

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	20,814	19,399	1,452,170	74.86	1,856,184	95.69	[4]
2021	35,942	35,942	2,619,659	72.89	2,633,822	73.28
2022	55,976	50,430	2,534,537	50.26	2,794,395	55.41
2023	73,817	70,696	4,109,250	58.13	4,222,187	59.72
2024	31,490	29,673	1,685,193	56.79	2,175,440	73.31
2025	84,655	79,396	3,166,672	39.88	3,425,478	43.14
2026	41,653	40,446	2,097,106	51.85	2,757,878	68.19
2027	29,237	24,067	1,818,877	75.57	2,065,082	85.80
2028	77,624	63,440	1,607,321	25.34	1,766,198	27.84
2029	19,803	14,731	682,633	46.34	864,294	58.67
Thereafter	88,423	80,915	4,552,986	56.27	5,034,026	62.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	260,257	240,871	10,134,079	42.07	10,553,006	43.81	[4]
2021	383,319	375,181	18,120,447	48.30	18,146,901	48.37
2022	371,494	322,258	15,571,575	48.32	16,254,384	50.44
2023	294,437	281,011	15,698,996	55.87	16,519,786	58.79
2024	744,066	696,675	39,266,806	56.36	42,338,046	60.77
2025	622,387	446,978	17,240,590	38.57	18,633,043	41.69
2026	546,636	481,063	35,260,040	73.30	39,184,630	81.45
2027	582,093	424,906	24,927,054	58.66	27,470,335	64.65
2028	267,622	205,839	11,276,997	54.79	13,047,423	63.39
2029	673,874	643,471	29,875,064	46.43	36,604,871	56.89
Thereafter	2,712,986	2,280,813	144,147,799	63.20	182,505,839	80.02
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2020
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	239,443	221,472	8,681,909	39.20	8,696,822	39.27
Total 2020	239,443	221,472	8,681,909	39.20	8,696,822	39.27

Q1 2021	80,580	80,580	3,309,939	41.08	3,334,800	41.38
Q2 2021	98,145	93,256	3,935,445	42.20	3,742,715	40.13
Q3 2021	101,410	98,162	6,529,673	66.52	6,669,121	67.94
Q4 2021	67,242	67,242	1,725,731	25.66	1,766,443	26.27
Total 2021	347,377	339,239	15,500,788	45.69	15,513,079	45.73

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	3,962	3,962	441,528	111.44	395,542	99.83	[4]
Q4 2020	16,852	15,437	1,010,642	65.47	1,460,642	94.62
Total 2020	20,814	19,399	1,452,170	74.86	1,856,184	95.69

Q1 2021	14,559	14,559	1,226,274	84.23	1,226,274	84.23
Q2 2021	11,930	11,930	822,173	68.92	822,173	68.92
Q3 2021	4,491	4,491	285,192	63.50	285,192	63.50
Q4 2021	4,962	4,962	286,019	57.64	300,183	60.50
Total 2021	35,942	35,942	2,619,659	72.89	2,633,822	73.28

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	3,962	3,962	441,528	111.44	395,542	99.83	[4]
Q4 2020	256,295	236,909	9,692,551	40.91	10,157,464	42.87
Total 2020	260,257	240,871	10,134,079	42.07	10,553,006	43.81

Q1 2021	95,139	95,139	4,536,213	47.68	4,561,074	47.94
Q2 2021	110,075	105,186	4,757,618	45.23	4,564,888	43.40
Q3 2021	105,901	102,653	6,814,865	66.39	6,954,313	67.75
Q4 2021	72,204	72,204	2,011,750	27.86	2,066,626	28.62
Total 2021	383,319	375,181	18,120,447	48.30	18,146,901	48.37
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2020
Lease expirations - CBD properties [1,2,3,5]
as of September 30, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	465,496	426,066	17,479,111	41.02	17,354,573	40.73	[4,5]
2021	219,896	198,678	12,959,613	65.23	13,023,698	65.55
2022	305,413	237,078	16,459,753	69.43	16,749,493	70.65
2023	475,595	416,194	30,723,633	73.82	32,266,364	77.53
2024	464,912	435,709	29,330,812	67.32	30,239,114	69.40
2025	350,895	334,380	26,182,763	78.30	27,757,084	83.01
2026	1,074,870	834,946	62,946,308	75.39	69,425,889	83.15
2027	377,127	377,127	32,675,648	86.64	36,028,631	95.53
2028	924,309	924,309	65,146,509	70.48	70,341,983	76.10
2029	468,280	373,755	26,109,687	69.86	29,760,696	79.63
Thereafter	4,370,629	3,847,503	270,672,665	70.35	338,156,567	87.89

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	214,746	117,900	5,739,624	48.68	5,739,624	48.68
2021	452,836	227,532	17,292,765	76.00	17,639,892	77.53
2022	106,686	56,706	3,513,439	61.96	3,719,253	65.59
2023	164,960	87,057	5,604,552	64.38	6,169,669	70.87
2024	133,021	73,062	4,522,931	61.91	5,187,989	71.01
2025	21,923	12,058	735,519	61	865,253	71.76
2026	456,975	251,336	16,441,872	65.42	19,366,861	77.06
2027	—	—	—	—	—	—
2028	280,704	144,608	10,086,546	69.75	13,485,320	93.25
2029	—	—	—	—	—	—
Thereafter	369,480	185,004	12,316,834	66.58	20,280,491	109.62

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	392,022	224,545	18,299,789	81.50	18,299,789	81.50	[4,5]
2021	284,827	220,708	23,588,904	106.88	23,588,904	106.88
2022	530,442	429,317	43,485,767	101.29	43,571,277	101.49
2023	353,288	267,871	31,083,715	116.04	34,610,003	129.2
2024	660,103	480,854	54,348,596	113.03	54,465,639	113.27
2025	381,877	317,981	35,140,683	110.51	36,989,389	116.33
2026	509,161	311,516	45,759,005	146.89	44,320,120	142.27
2027	255,424	171,774	19,862,601	115.63	21,337,437	124.22
2028	216,656	194,610	20,437,403	105.02	22,029,272	113.2
2029	586,449	560,082	61,078,279	109.05	66,349,832	118.46
Thereafter	4,100,574	3,117,038	326,684,018	104.81	400,096,998	128.36

Q3 2020
Lease expirations - CBD properties (continued) [1,2,3,5]
as of September 30, 2020

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	43,568	43,568	3,293,324	75.59	3,293,324	75.59	[4]
2021	392,776	392,776	29,484,288	75.07	29,777,502	75.81
2022	420,047	420,047	31,473,696	74.93	32,291,457	76.88
2023	400,003	400,003	31,087,659	77.72	33,352,518	83.38
2024	536,016	536,016	38,485,470	71.80	39,594,125	73.87
2025	303,418	303,418	24,579,957	81.01	27,428,623	90.40
2026	349,430	349,430	28,932,860	82.80	31,715,851	90.76
2027	351,610	351,610	31,409,853	89.33	35,752,701	101.68
2028	489,175	489,175	41,464,132	84.76	48,887,789	99.94
2029	233,264	233,264	21,957,599	94.13	27,139,494	116.35
Thereafter	1,779,868	1,779,868	166,946,580	93.80	198,798,364	111.69

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	52,681	33,294	1,882,181	56.53	1,846,271	55.45	[4]
2021	54,846	46,708	4,030,305	86.29	4,086,075	87.48
2022	119,398	70,162	4,848,503	69.10	5,102,689	72.73
2023	51,216	37,790	2,814,100	74.47	2,967,005	78.51
2024	183,007	164,786	12,928,082	78.45	13,842,320	84.00
2025	172,610	60,816	3,463,547	56.95	3,763,780	61.89
2026	343,562	277,990	26,483,768	95.27	29,490,009	106.08
2027	216,998	75,514	5,973,131	79.10	6,732,148	89.15
2028	196,742	134,959	9,571,631	70.92	11,134,775	82.51
2029	59,730	29,327	2,130,516	72.65	2,548,324	86.89
Thereafter	1,404,272	972,098	74,159,783	76.29	91,745,700	94.38

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of (A) 310,363 square feet of space in Boston, of which BXP’s Share is 278,425 SF and (B) 366,467 SF of space in New York of which BXP’s Share is 190,649 SF. BXP’s Share of current and future annualized rental obligations is (A) $8,064,337 for Boston and (B) $16,142,333 for New York for which the Company is not currently recognizing revenue..

Q3 2020
Lease expirations - Suburban properties [1,2,3]
as of September 30, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	93,868	93,868	4,248,907	45.26	4,248,907	45.26
2021	599,132	599,132	24,146,090	40.30	24,228,726	40.44
2022	635,934	635,934	29,673,775	46.66	26,012,427	40.90
2023	276,849	276,849	11,856,497	42.83	12,451,797	44.98
2024	468,487	468,487	21,037,819	44.91	22,091,250	47.15
2025	775,763	775,763	38,887,153	50.13	40,547,634	52.27
2026	228,139	228,139	11,484,683	50.34	13,889,699	60.88
2027	339,527	339,527	14,579,160	42.94	16,554,535	48.76
2028	203,818	203,818	9,125,200	44.77	10,076,963	49.44
2029	290,572	290,572	10,797,026	37.16	12,928,142	44.49
Thereafter	521,842	464,358	22,549,129	48.56	23,574,347	50.77

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	18,194	18,194	717,582	39.44	717,582	39.44
2021	75,179	75,179	2,610,403	34.72	2,563,100	34.09
2022	111,459	111,459	4,178,945	37.49	4,222,869	37.89
2023	47,667	47,667	1,733,055	36.36	1,774,767	37.23
2024	484,059	484,059	18,285,343	37.78	18,721,097	38.68
2025	223,427	223,427	8,609,584	38.53	9,098,608	40.72
2026	214,924	214,924	8,815,250	41.02	9,430,096	43.88
2027	219,506	219,506	7,907,805	36.03	8,538,295	38.90
2028	54,551	54,551	2,053,754	37.65	2,239,204	41.05
2029	46,766	46,766	1,648,501	35.25	1,858,948	39.75
Thereafter	227,517	227,517	8,688,366	38.19	9,815,343	43.14

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	116,867	67,274	2,841,522	42.24	2,843,163	42.26
2021	482,777	452,507	16,091,494	35.56	16,343,047	36.12
2022	307,149	183,029	9,773,499	53.40	10,162,565	55.52
2023	253,057	197,368	12,917,704	65.45	13,801,315	69.93
2024	120,028	86,278	5,119,991	59.34	5,674,113	65.77
2025	186,968	178,636	13,202,543	73.91	14,855,684	83.16
2026	166,066	83,033	6,644,514	80.02	7,403,017	89.16
2027	38,907	35,584	2,463,182	69.22	2,959,395	83.17
2028	24,512	12,256	606,188	49.46	766,440	62.54
2029	36,568	18,284	823,196	45.02	1,056,723	57.79
Thereafter	35,530	17,765	799,805	45.02	1,094,665	61.62

Q3 2020
Lease expirations - Suburban properties (continued) [1,2,3]
as of September 30, 2020

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	207,576	207,576	8,251,898	39.75	8,706,735	41.94	[4]
2021	328,473	328,473	14,090,142	42.90	14,060,826	42.81
2022	252,096	252,096	10,723,072	42.54	11,151,695	44.24
2023	243,221	243,221	12,884,896	52.98	13,552,781	55.72
2024	561,059	531,889	26,338,723	49.52	28,495,727	53.57
2025	449,777	386,163	13,777,043	35.68	14,869,262	38.51
2026	203,074	203,074	8,776,271	43.22	9,694,622	47.74
2027	365,095	349,393	18,953,923	54.25	20,738,187	59.35
2028	70,880	70,880	1,705,366	24.06	1,912,648	26.98
2029	614,144	614,144	27,744,548	45.18	34,056,548	55.45
Thereafter	1,308,714	1,308,714	69,988,016	53.48	90,760,138	69.35

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2020
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed above do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Richard Skidmore	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Omotayo Okusanya	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RW Baird	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2020
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2018, 2019 and 2020 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q3 2020
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2020
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2020
Definitions (continued)
Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 22 - 25 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2020
Reconciliations

(unaudited and in thousands)

BXP’s Share of select items

	Three Months Ended
	30-Sep-20	30-Jun-20
Revenue	$693,268	$654,773
Partners’ share of revenue from consolidated joint ventures (JVs)	(71,467)	(60,168)
BXP’s share of revenue from unconsolidated JVs	42,910	43,880
BXP’s Share of revenue	$664,711	$638,485

Straight-line rent	$46,713	$17,024
Partners’ share of straight-line rent from consolidated JVs	(7,982)	1,592
BXP’s share of straight-line rent from unconsolidated JVs	1,747	4,131
BXP’s Share of straight-line rent	$40,478	$22,747

Write-offs associated with accrued rent (all of which was included within straight-line rent)	$(4,098)	$(35,944)
Partners’ share of write-offs associated with accrued rent from consolidated JVs (all of which was included within straight-line rent)	86	10,283
BXP’s share of write-offs associated with accrued rent from unconsolidated JVs (all of which was included within straight-line rent)	(1,919)	(664)
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent)	$(5,931)	$(26,325)

Write-offs associated with accounts receivable (all of which was included within lease revenue)	$(3,373)	$(18,024)
Partners’ share of write-offs associated with accounts receivable (all of which was included within lease revenue) from consolidated JVs	120	4,288
BXP’s share of write-offs associated with accounts receivable (all of which was included within lease revenue) from unconsolidated JVs	(537)	(971)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue)	$(3,790)	$(14,707)

Fair value lease revenue [1]	$(662)	$2,159
Partners’ share of fair value lease revenue from consolidated JVs [1]	823	(296)
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	818	685
BXP’s Share of fair value lease revenue [2]	$979	$2,548

Lease termination income	$3,406	$3,309
Partners’ share of termination income from consolidated JVs	(556)	(321)
BXP’s share of termination income from unconsolidated JVs	—	—
BXP’s Share of termination income	$2,850	$2,988

Non-cash termination income adjustment (fair value lease amounts)	$1,381	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	(553)	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	$—	$—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$828	$—

Parking and other revenue	$16,327	$13,946
Partners’ share of parking and other revenue from consolidated JVs	(414)	(406)
BXP’s share of parking and other revenue from unconsolidated JVs	$1,678	$2,084
BXP’s Share of parking and other revenue	$17,591	$15,624

Cash rent abatements and deferrals related to COVID-19	$17,127	$14,159
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	(808)	(83)
BXP’s share of cash rent abatements and deferrals from unconsolidated JVs related to COVID-19	1,895	2,475
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$18,214	$16,551

Q3 2020
Reconciliations (continued)

BXP’s Share of select items (continued)

	Three Months Ended
	30-Sep-20	30-Jun-20
Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Straight-line ground rent expense adjustment	$897	$951
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	43	41
BXP’s Share of straight-line ground rent expense adjustment	$940	$992

Depreciation and amortization	$166,456	$178,188
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(15,833)	(22,480)
BXP’s share of depreciation and amortization from unconsolidated JVs	20,413	21,012
BXP’s Share of depreciation and amortization	$171,036	$176,720

Lease transaction costs that qualify as rent inducements [2]	$3,966	$1,616
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(873)	(120)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	(128)	(187)
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$2,965	$1,309

2nd generation tenant improvements and leasing commissions	$67,075	$124,588
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(3,438)	(43,777)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	4,189	2,213
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$67,826	$83,024

Maintenance capital expenditures [3]	$22,003	$15,461
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(459)	(91)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	178	876
BXP’s Share of maintenance capital expenditures [3]	$21,722	$16,246

Interest expense	$110,993	$107,142
Partners’ share of interest expense from consolidated JVs	(10,760)	(10,738)
BXP’s share of interest expense from unconsolidated JVs	11,311	10,909
BXP’s Share of interest expense	$111,544	$107,313

Capitalized interest	$13,463	$13,717
Partners’ share of capitalized interest from consolidated JVs	(1,348)	(1,296)
BXP’s share of capitalized interest from unconsolidated JVs	1,140	1,284
BXP’s Share of capitalized interest	$13,255	$13,705

Amortization of financing costs	$3,485	$3,428
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	720	538
BXP’s Share of amortization of financing costs	$3,823	$3,584

	Three Months Ended
		30-Sep-19
Revenue		$743,553
Partners’ share of revenue from consolidated joint ventures (JVs)		(75,714)
BXP’s share of revenue from unconsolidated JVs		36,332
BXP’s Share of revenue		$704,171
_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2020
Reconciliations (continued)

for the three months ended September 30, 2020
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$60,868	$86,916	$147,784
Write-offs associated with accounts receivable	—	(267)	(267)
Straight-line rent	14,346	5,177	19,523
Write-offs associated with straight-line rent	—	(191)	(191)
Fair value lease revenue	(2,180)	109	(2,071)
Termination income	1,389	—	1,389
Total lease revenue	74,423	91,744	166,167
Parking and other	—	919	919
Total rental revenue [2]	74,423	92,663	167,086
Expenses
Operating	30,104	34,993	65,097
Net Operating Income (NOI)	44,319	57,670	101,989

Other income (expense)
Interest and other income	6	99	105
Interest expense	(21,394)	(4,899)	(26,293)
Depreciation and amortization expense	(15,349)	(20,721)	(36,070)
General and administrative expense	(5)	(35)	(40)
Total other income (expense)	(36,742)	(25,556)	(62,298)
Net income	$7,577	$32,114	$39,691

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$17,054	$25,106	$42,160
BXP’s share of NOI (after income allocation to private REIT shareholders)	$27,265	$32,564	$59,829
Unearned portion of capitalized fees [4]	$292	$368	$660

Partners’ share of select items [3]
Partners’ share of write-offs associated with accounts receivable	$—	$120	$120
Partners’ share of write-offs associated with straight-line rent	$—	$86	$86
Partners’ share of parking and other revenue	$—	$414	$414
Partners’ share hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$36	$382
Partners’ share of depreciation and amortization related to capitalized fees	$275	$296	$571
Partners’ share of capitalized interest	$—	$1,348	$1,348
Partners’ share of non-cash termination income adjustment (fair value lease amounts)	$553	$—	$553
Partners’ share of lease transaction costs that qualify as rent inducements	$174	$699	$873
Partners’ share of management and other fees	$673	$845	$1,518
Partners’ share of basis differential and other adjustments	$(18)	$(146)	$(164)

Reconciliation of Partners’ share of EBITDAre [3]
Partners’ NCI	$2,104	$13,457	$15,561
Add:
Partners’ share of interest expense after BXP’s basis differential	8,555	2,205	10,760
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,397	9,436	15,833
Partners’ share of EBITDAre	$17,056	$25,098	$42,154

Q3 2020
Reconciliations (continued)

for the three months ended September 30, 2020
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Rental revenue [2]	$29,769	$41,698	$71,467
Less: Termination income	556	—	556
Rental revenue (excluding termination income) [2]	29,213	41,698	70,911
Less: Operating expenses (including partners’ share of management and other fees)	12,715	16,592	29,307
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$16,498	$25,106	$41,604

Rental revenue (excluding termination income) [2]	$29,213	$41,698	$70,911
Less: Straight-line rent	5,738	2,244	7,982
Fair value lease revenue	(872)	49	(823)
Add: Lease transaction costs that qualify as rent inducements	174	699	873
Subtotal	24,521	40,104	64,625
Less: Operating expenses (including partners’ share of management and other fees)	12,715	16,592	29,307
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$11,806	$23,512	$35,318

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$29,769	$41,698	$71,467
Add: Development and management services revenue	—	—	—
Revenue	$29,769	$41,698	$71,467
_________
1Lease revenue includes recoveries from tenants and service income from tenants.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3 Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Q3 2020
Reconciliations (continued)

for the three months ended September 30, 2020
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES1

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [2]		Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$5,211	$4,939	$5,828		$1,912	$4,362	$20,189		$16,269	$7,267	$12,685	$1,663		$80,325
Write-offs associated with accounts receivable	—	—	—		—	—	(1,075)		—	—	—	—		(1,075)
Straight-line rent	171	2,005	587		38	(82)	(199)		226	1,526	254	3,079		7,605
Write-offs associated with straight-line rent	—	—	—		—	—	(3,837)		—	—	—	—		(3,837)
Fair value lease revenue							9		1,069	—	52	—		1,130
Termination income	—	—	—		—	—	—		—	—	—	—		—
Total lease revenue	5,382	6,944	6,415		1,950	4,280	15,087		17,564	8,793	12,991	4,742		84,148
Parking and other	209	206	218		—	18	1,166		1,345	(92)	5	380		3,455
Total rental revenue [4]	5,591	7,150	6,633		1,950	4,298	16,253		18,909	8,701	12,996	5,122		87,603
Expenses
Operating	2,369	3,141	2,994		645	1,680	6,174		7,834	4,170	4,911	3,413	[5]	37,331
Net operating income	3,222	4,009	3,639		1,305	2,618	10,079		11,075	4,531	8,085	1,709		50,272

Other income/(expense)
Development and management services revenue	15	88	—		—	—	—		—	—	11	—		114
Interest and other income	1	—	—		—	—	1		—	1	—	4		7
Interest expense	(1,409)	(5,183)	(2,054)		(209)	(1,128)	(5,033)		(6,999)	(2,381)	—	(1,085)		(25,481)
Depreciation and amortization expense	(1,217)	(3,195)	(1,588)		(546)	(862)	(5,366)		(8,884)	(4,276)	(7,104)	(2,772)		(35,810)
General and administrative expense	—	(34)	(9)		—	(1)	(11)		(99)	(20)	(67)	—		(241)
Gain on sale of real estate	—	—	—		—	—	—		—	—	—	—		—
Total other income/(expense)	(2,610)	(8,324)	(3,651)		(755)	(1,991)	(10,409)		(15,982)	(6,676)	(7,160)	(3,853)		(61,411)
Net income/(loss)	$612	$(4,315)	$(12)		$550	$627	$(330)		$(4,907)	$(2,145)	$925	$(2,144)		$(11,139)

BXP’s economic ownership percentage	50%	20%	50%		50%	30%	50%		55%	50%	55%

BXP’s share of write-offs associated with accounts receivable	$—	$—	$—		$—	$—	$538		$—	$—	$—	$—		$538
BXP’s share of write-offs associated with straight-line rent	$—	$—	$—		$—	$—	$1,919		$—	$—	$—	$—		$1,919
BXP’s share of parking and other revenue	$105	$41	$109		$—	$5	$583		$740	$(46)	$3	$138		$1,678
BXP’s share of amortization of financing costs	$11	$244	$22	[6]	$11	$4	$13		$72	$189	$—	$154		$720
BXP’s share of capitalized interest	$—	$—	$—	[6]	$—	$—	$—		$—	$333	$—	$807		$1,140
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	[6]	$—	$—	$—		$—	$—	$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$259	$(872)	$(29)	[6]	$271	$191	$(1,213)		$(2,692)	$(1,106)	$(767)	$(915)		$(6,873)
Add:
BXP’s share of interest expense	705	1,037	1,027	[6]	105	338	2,517		3,849	1,191	—	542		11,311
BXP’s share of depreciation and amortization expense	655	648	817	[6]	277	256	4,584	[7]	4,879	2,171	4,950	1,176		20,413
Less:
BXP’s share of gain on sale of real estate	—	—	—		—	—	—		—	—	—	—		—
BXP’s share of EBITDAre	$1,619	$813	$1,815	[6]	$653	$785	$5,888		$6,036	$2,256	$4,183	$803		$24,851

Q3 2020
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [4]	$2,796	$1,430	$3,317	[6]	$975	$1,289	$8,980	[7]	$10,400	$4,351	$6,915	$2,425	$42,878
BXP’s share of operating expenses	1,185	628	1,497	[6]	323	504	3,087		4,309	2,085	2,701	1,621	17,940
BXP’s share of net operating income/(loss)	1,611	802	1,820	[6]	652	785	5,893		6,091	2,266	4,214	804	24,938
Less:
BXP’s share of termination income	—	—	—	[6]	—	—	—		—	—	—	—	—
BXP’s share of net operating income/(loss) (excluding termination income)	1,611	802	1,820	[6]	652	785	5,893		6,091	2,266	4,214	804	24,938
Less:
BXP’s share of straight-line rent	86	401	294	[6]	19	(25)	(1,602)	[7]	124	763	148	1,539	1,747
BXP’s share of fair value lease revenue	—	—	—	[6]	—	—	442	[7]	588	—	(212)	—	818
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—	—	[6]	—	—	—		—	—	—	43	43
BXP’s share of lease transaction costs that qualify as rent inducements	23	187	—	[6]	—	—	—		—	—	(338)	—	(128)
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$1,548	$588	$1,526	[6]	$633	$810	$7,053	[7]	$5,379	$1,503	$3,940	$(692)	$22,288

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [5]	$2,796	$1,430	$3,317	[6]	$975	$1,289	$8,980	[7]	$10,400	$4,351	$6,915	$2,425	$42,878
Add:
BXP’s share of development and management services revenue	8	18	—	[6]	—	—	—		—	—	6	—	32
BXP’s share of revenue	$2,804	$1,448	$3,317	[6]	$975	$1,289	$8,980	[7]	$10,400	$4,351	$6,921	$2,425	$42,910

_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional detail, see page 59.
2 Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue, Platform 16, and Beach Cities Media Center.
3 Lease revenue includes recoveries from tenants and service income from tenants.
4 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
5 Includes approximately $80 of straight-line ground rent expense.
6 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
7 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q3 2020
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
30-Sep-19
Revenue
Lease	$692,225
Parking and other	25,582
Hotel revenue	13,014
Development and management services	10,303
Direct reimbursements of payroll and related costs from management services contracts	2,429
Total revenue	743,553
Expenses
Operating	129,852
Real estate taxes	135,419
Demolition costs	332
Hotel	8,743
General and administrative	31,147
Payroll and related costs from management services contracts	2,429
Transaction costs	538
Depreciation and amortization	165,862
Total expenses	474,322
Other income (expense)
Loss from unconsolidated joint ventures	(649)
Losses on sales of real estate	(15)
Gains from investments in securities	106
Interest and other income	7,178
Losses from early extinguishments of debt	(28,010)
Interest expense	(106,471)
Net income	141,370
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,470)
Noncontrolling interest - common units of the Operating Partnership	(12,504)
Net income attributable to Boston Properties, Inc.	110,396
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$107,771

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.70
Net income attributable to Boston Properties, Inc. per share - diluted	$0.70

Q3 2020
Funds from operations (FFO) [1] - prior year

(unaudited and dollars in thousands, except per share amounts)

Three Months Ended
30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$107,771
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	12,504
Noncontrolling interests in property partnerships	18,470
Net income	141,370
Add:
Depreciation and amortization expense	165,862
Noncontrolling interests in property partnerships' share of depreciation and amortization	(17,402)
BXP's share of depreciation and amortization from unconsolidated joint ventures	13,745
Corporate-related depreciation and amortization	(411)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(487)
Gains (losses) on sales of real estate	(15)
Noncontrolling interests in property partnerships	18,470
Preferred dividends	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	282,571
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	28,940
FFO attributable to Boston Properties, Inc. common shareholders	$253,631

Boston Properties, Inc.’s percentage share of Basic FFO	89.76%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.24%
Basic FFO per share	$1.64
Weighted average shares outstanding - basic	154,577
Diluted FFO per share	$1.64
Weighted average shares outstanding - diluted	154,820

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2020
Funds available for distributions (FAD) [1] - prior year

(unaudited and in thousands)

Three Months Ended
30-Sep-19
Net income attributable to Boston Properties, Inc. common shareholders	$107,771
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	12,504
Noncontrolling interests in property partnerships	18,470
Net income	141,370
Add:
Depreciation and amortization expense	165,862
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,402)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	13,745
Corporate-related depreciation and amortization	(411)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(487)
Gains (losses) on sales of real estate	(15)
Noncontrolling interests in property partnerships	18,470
Preferred dividends	2,625
Basic FFO	282,571
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,2]	2,041
BXP’s Share of hedge amortization [1]	1,435
Straight-line ground rent expense adjustment [3]	1,019
Stock-based compensation	7,809
Non-real estate depreciation	411
Unearned portion of capitalized fees from consolidated joint ventures	836
Less:
BXP’s Share of straight-line rent [1]	(1,904)
BXP’s Share of fair value lease revenue [1,4]	4,467
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	70,199
BXP’s Share of maintenance capital expenditures [1,5]	31,263
Hotel improvements, equipment upgrades and replacements	177
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	191,920

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	164,043

FAD Payout Ratio1 (B÷A)	85.47%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.